UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ASTEC INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Shareholders:
It was a milestone year for Astec as we commemorated our 50th anniversary in August 2022. While we took a moment to celebrate and reflect on our rich history, we never stopped moving forward. Guided by our OneASTEC business model, we continued to invest in our future with new products, technology, capital projects and business processes.
It is an honor and a privilege to lead such a world-class organization into its next chapter. During my last six years at Astec, I have become increasingly convinced we have the greatest employees, customers, and products. I am also inspired by our Purpose — Built to Connect — and take pride that our equipment builds the infrastructure that connects family, friends, and communities.
Our Purpose is at the center of our OneASTEC business model. It kept us centered as we navigated 2022 and faced industry-wide challenges such as inflation, supply chain issues and labor shortages. We proactively engaged with our supply chain partners to find solutions; invested in our systems and operations to increase capacity; and implemented programs to attract and retain talent. We will continue to Simplify and Grow our business as we Focus on performance through execution.
We cordially invite you to join us for the 2023 Annual Meeting of Shareholders of Astec Industries, Inc. (“Astec” or the “Company”) to be held on Tuesday, April 25, 2023 at 10:00 a.m. EDT virtually over the Internet at https://www.viewproxy.com/astec/2023/htype.asp. We decided to hold the 2023 Annual Meeting as a virtual meeting because we believe that it will offer expanded access to shareholders who may otherwise not attend.
The Future is Now
We continued to invest in digital solutions to enable our customers to operate more efficiently. We are in a unique position to provide an integrated digital platform across our Rock to Road® value chain and complementary products as we offer game-changing solutions for our customers. In 2022, we strengthened our commitment by acquiring MINDS Automation Group, Inc. (MINDS). The MINDS team joined Astec Controls and Grathwol Automation to create the foundation for our Astec Digital organization which has some exciting plans for this year.
Our OneASTEC Transformation
Considerable progress was made in our customer-focused transformation. The investment in systems and processes will enable us to operate more efficiently as OneASTEC. We had historically operated as a set of subsidiary businesses, however, to get to the next level we began to leverage synergies by operating as one company. Implementing company-wide Enterprise Resource Planning, Human Capital Management and Customer Experience systems will position us for future growth. This transformation is a journey and work will continue into 2023, and beyond, with a series of strategic, phased launches of enhanced systems.
Furthering Sustainability
Sustainability is built into our OneASTEC business model with a focus on our products and operations. We are actively establishing our baselines of utility usage and greenhouse gas emissions. Once complete, these baselines will serve as a roadmap to achieve targeted goals. To further evidence our commitment to sustainability, we joined the National Asphalt Pavement Association’s “The Road Forward” program in 2022. This program is an industry-wide initiative to engage, educate and empower the U.S. asphalt community to pursue the production of zero carbon emission asphalt pavements by 2050. We also joined the Department of Energy Better Plants program which works with leading U.S. manufacturers to set and achieve voluntary energy performance goals.
Looking Ahead
We move into 2023 excited about the opportunities ahead. Customer demand remains strong in the U.S. and internationally. Our Rock to Road® product portfolio, along with our complementary forestry, environmental recycling, and industrial heating products, create value for customers and in turn, our shareholders. Our employees, who are our true competitive advantage, are united by Purpose and guided by our Core Values. I am excited about what we will achieve together.
Business of Annual Meeting
At the 2023 Annual Meeting, we will be asking you to re-elect the four director nominees named in the attached proxy statement to our Board. As discussed throughout the proxy statement, our Board remains committed to strong governance practices and our Core Values of (i) Safety, (ii) Devotion, (iii) Integrity, (iv) Respect, and (v) Innovation. Under the guidance of our Board, we remain committed to investing in our employees, dealing fairly and ethically with our suppliers and partners, supporting communities in which we work while embracing sustainable practices across our businesses, and in doing so, generating long-term financial return to our shareholders. You will find detailed information beginning on page 18 about the qualifications of our director nominees and why we believe they are the right people to represent your interests.
In addition to the election of directors, we are also seeking your approval of a “say-on-pay” advisory vote, the frequency of holding the “say-on-pay” advisory vote and to ratify the appointment of the Company’s independent registered public accounting firm for the calendar year ending December 31, 2023.
It is important that your shares be represented at the annual meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. Accordingly, please exercise your right to vote by following the instructions for voting contained in the Notice Regarding the Availability of Proxy Materials, or the paper or electronic copy of our proxy materials you received for the meeting.
On behalf of our employees and directors, we thank you for your continued interest in, support of, and confidence in, our Company. We look forward to your participation at the 2023 Annual Meeting.
Jaco G. van der Merwe President and Chief Executive Officer	William D. Gehl Chairman of the Board

ASTEC
NOTICE OF THE 2023
ANNUAL MEETING OF
SHAREHOLDERS
Dear Shareholders:
WHAT:	2023 Annual Meeting of Shareholders of Astec Industries, Inc.
WHEN:	Tuesday, April 25, 2023 at 10:00 a.m., Eastern Daylight Time (“EDT”)
WHERE:
Our meeting will be a virtual shareholder meeting, conducted via live audio webcast, a format designed to increase shareholder access to the meeting. In addition to online attendance, this format provides shareholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting. You are invited to attend the live webcast of our meeting, vote your shares and submit questions at https://www.viewproxy.com/astec/2023/htype.asp. To join the meeting, you will need the 16-digit control number that is printed on your Notice Regarding the Availability of Proxy Materials (“Notice”). When accessing our 2023 Annual Meeting, please allow ample time for online check-in, which will begin around 9:45 a.m., EDT, on Tuesday, April 25, 2023. If a bank, brokerage firm, or other nominee holds your shares, you should contact that organization for additional information.

WHY:	We are holding the 2023 Annual Meeting for the following purposes, as more fully described in our proxy statement:
1. to re-elect to our Board of Directors the four director nominees named herein to serve for their applicable term or until their successor is duly elected and qualified (Proposal No. 1);
2. to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal No. 2);

3
to recommend, on a non-binding, advisory basis, the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years (Proposal No. 3);

4. to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2023 (Proposal No. 4); and
5. to transact such other business as may be properly presented at the 2023 Annual Meeting or any adjournments or postponements thereof.
RECORD DATE:
Shareholders of record as of the close of business on February 24, 2023 (“Record Date”) are entitled to this Notice and to vote at the 2023 Annual Meeting or at any adjournment or postponement that takes place.

PROXY VOTING:
On or about March 16, 2023, we will mail to shareholders of record as of the Record Date (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice with instructions for accessing our proxy materials and voting instructions over the Internet, by telephone, or by mail. We expect that our proxy statement and other proxy materials will be available to shareholders on this same date.

Thank you for your ongoing support and we hope you can join us at our 2023 Annual Meeting.
By Order of the Board of Directors,
Anshu Pasricha
General Counsel, Corporate Secretary & Chief Compliance Officer
March 16, 2023
Please vote your proxy as soon as possible even if you expect to attend the annual meeting live. You may vote your proxy via the Internet or by phone by following the instructions on the notice of Internet availability or proxy card, or if you received a paper copy of these proxy materials by mail, you may vote by mail by completing and returning the enclosed proxy card in the enclosed reply envelope. No postage is necessary if the proxy is mailed within the United States.

1    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
PROXY STATEMENT
SUMMARY
We are providing these materials in connection with the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”, or the “Annual Meeting”) of Astec Industries, Inc. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting as it contains important information about matters upon which you are being asked to vote.
2023 Annual Meeting of Shareholders

Date and Time	Record Date	Location
April 25, 2023 at 10:00 a.m. EDT	February 24, 2023	This year’s meeting will be a virtual Annual Meeting at https://www.viewproxy.com/astec/2023/htype.asp
Agenda and Voting Recommendations

Proposal	Board Recommendation
1 To re-elect to our Board of Directors the four director nominees named herein to serve for their applicable term or until their successor is duly elected and qualified.	FOR each nominee
2 To vote on a non-binding resolution to approve the compensation of the Company’s named executive officers.	FOR

3
To vote on a non-binding resolution on the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years.

FOR “One Year”
4 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year 2023.	FOR
Board of Director Nominees

The following table provides summary information about each director nominee. Each director nominee (other than Mr. Gliebe) is standing for election for a three-year term or until their successor is duly elected and qualified. Mr. Gliebe is standing for election for a one-year term or until his successor is duly elected and qualified. All director nominees are current directors.
Name	Age	Director Since	Principal Occupation	Committee
William D. Gehl	76	1999	Former Chairman and CEO, Gehl Company	Chairman of the Board Compensation Committee Nominating and Corporate Governance Committee
Mark J. Gliebe	62	2022	Former Chairman and CEO, Regal Beloit Corporation	Audit Committee Compensation Committee
Nalin Jain	53	2022	Group President, Digital Electronics, Wabtec Corporation	Audit Committee Nominating and Corporate Governance Committee
Jaco G. van der Merwe	50	2023	President and Chief Executive Officer, Astec Industries, Inc.	Not applicable
Corporate Governance Highlights

Strong corporate leadership of the highest ethics and integrity has long been a major focus of the Company’s Board and management. All of our directors other than Mr. van der Merwe, our CEO, are independent directors under Nasdaq Rules and our Corporate Governance Guidelines. These independent directors also meet in executive session at least four times a year after each quarterly board meeting.

2    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Additional details about our approach to corporate governance are described starting on p. 24.
Environmental and Social Responsibility Highlights

For years we have created products and acted in a way that is socially responsible. Our new, reinvigorated product development process now also includes checks for energy efficiency and environmental impact in early stages of each project. Additional details about our commitment to environmental and social responsibility are described starting on p. 9.
Shareholder Engagement Highlights

The Company oversees a rigorous, deliberate and comprehensive shareholder engagement process that builds better lines of communication between investors and management. In calendar year 2022, we participated in four investor conferences, and conducted 134 one-on-one meetings with investors and research analysts.
Additional details about our shareholder engagement process, and year-round engagement cycle are described starting on p. 12.

3    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
PROXY STATEMENT
FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE
HELD ON APRIL 25, 2023
GENERAL INFORMATION

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Astec Industries, Inc., a Tennessee corporation, of proxies to be voted at our 2023 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting. We will hold the 2023 Annual Meeting virtually on Tuesday, April 25, 2023 at 10:00 a.m. (EDT). Unless the context otherwise requires, all references in this Proxy Statement to “Astec,” “Company,” “we,” “us,” and “our” refer to Astec Industries, Inc. and its subsidiaries. Our mailing address and principal executive office is 1725 Shepherd Road, Chattanooga, Tennessee 37421. Our website is located at https://ir.astecindustries.com/overview/default.aspx. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials to their shareholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide you with the information you need, while making delivery more efficient and more environmentally friendly. We have saved significant mailing and printing costs by providing proxy materials to you over the Internet in accordance with SEC rules. In accordance with these rules, on or about March 16, 2023, we expect to mail to our shareholders a Notice providing instructions on how to access our proxy materials and Annual Report for calendar year 2022 on the Internet. The Notice, which cannot itself be used to vote your shares, also provides instructions on how to vote online, by telephone or by completing and mailing a proxy card and includes instructions on how to request a paper copy of the proxy materials, if you so desire. The Notice includes a control number that must be entered at the website provided on the Notice in order to view the proxy materials. Whether you received the Notice or paper copies of our proxy materials, the Proxy Statement and Annual Report for calendar year 2022 are available to you at https://ir.astecindustries.com/overview/default.aspx.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:
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Proposal 1: The re-election of the four director nominees identified in this Proxy Statement;

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Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

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Proposal 3: To recommend, on a non-binding, advisory basis, the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years;

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Proposal 4: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2023; and

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The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

4    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
QUESTIONS AND ANSWERS
ABOUT THE PROXY
MATERIALS AND THE
ANNUAL MEETING
What is a proxy?

The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted at the Annual Meeting in accordance with the shareholder’s specific voting instructions.
Why am I receiving these materials?

You are receiving these materials because at the close of business on February 24, 2023, you owned shares of the Company’s common stock, $0.20 par value per share (“Common Stock”).
Who is entitled to vote at the Annual Meeting?

All shareholders of record on February 24, 2023 are entitled to attend and vote at the Annual Meeting. Each share of our Common Stock is entitled to one vote on each matter presented for a vote at the Annual Meeting. As of February 24, 2023, we had 22,648,684 shares of Common Stock outstanding.
What if I receive more than one Notice of Internet Availability or proxy card?

You will receive multiple Notices or proxy cards if you hold shares in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts. Street name holders will receive the Notice or proxy card or other voting information, along with voting instructions, from their brokers. Please vote the shares represented by each Notice or proxy card you receive to ensure that all your shares are voted.
Why is the Annual Meeting online only? How do I attend the Annual Meeting?

Our Annual Meeting will be conducted via live audio webcast. Our virtual meeting format provides shareholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting. You may attend the meeting by visiting https://www.viewproxy.com/astec/2023/htype.asp. You will need the 16-digit control number that is printed on your Notice. As a Registered Holder, you may vote your shares at the Annual Meeting of shareholders by first registering at https://viewproxy.com/astec/2023preview/htype.asp and then using Virtual Control Number that is printed on your Notice to attend the Annual Meeting. Your registration must be received by 11:59 p.m., EDT, on April 22, 2023. Please allow ample time for online check-in, which will begin around 9:45 a.m., EDT, on Tuesday, April 25, 2023. If a bank, brokerage firm, or other nominee holds your shares, you should contact that organization for additional information on how to attend the Annual Meeting.
How can I access the proxy materials over the Internet?

An electronic copy of the proxy materials is available at http://www.viewproxy.com/astec/2023. You can also access the materials at https://ir.astecindustries.com/overview/default.aspx.
How can I request a paper or email copy of the proxy materials?

If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge for requesting a copy. However, please submit your request on or before April 18, 2023 to facilitate timely delivery. You may request a copy by choosing one of the following methods:
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By Internet:   http://www.viewproxy.com/astec/2023

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By telephone:   1 (866) 402-3905

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By mail:   Follow instructions on the Notice

5    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:
	Proposal	How may I vote?	How does the Board recommend I vote?
1.	The re-election to our Board of Directors of the four director nominees named herein to serve for their applicable term or until their successor is duly elected and qualified.
FOR the re-election of all director nominees named herein, WITHHOLD authority to vote for all such director nominees; or FOR the re-election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy.
FOR each nominee.
2.	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR
3.
To recommend, on a non-binding, advisory basis, the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years.
		FOR “One Year,” “Two Years” or “Three Years,” or you may ABSTAIN from voting on the matter.	FOR “One Year”
4.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2023.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR
What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:
Proposal	Voting Requirement
1. The re-election to our Board of Directors of the four director nominees named herein to serve for their applicable term or until their successor is duly elected and qualified.
To be elected, a nominee must receive the affirmative vote of a majority of the votes present in person or by proxy and entitled to vote on this proposal, meaning that the votes cast by the shareholders “FOR” a nominee’s election must exceed the number of votes cast “WITHHELD” with respect to a nominee’s election the approval of the proposal.

2. The approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
To be approved, this non-binding vote must be approved by a majority of the votes cast on this proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3.
To recommend, on a non-binding, advisory basis, the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years.

The recommendation that receives the highest number of votes cast will be the frequency recommendation that has been approved by the shareholders.
4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2023.
To be approved, this vote must be approved by a majority of the votes cast on the proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

6    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
What votes need to be present to hold the Annual Meeting?

A majority of the outstanding shares of Common Stock entitled to vote on any proposal at the Annual Meeting, either present or represented by proxy, constitutes a quorum for the Annual Meeting. A quorum is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of holders of Common Stock representing a majority of the number of votes entitled to be cast on a specific proposal is required to consider that proposal at the Annual Meeting. Even if a quorum is established for the Annual Meeting, it is possible that a quorum may not be established for a specific proposal presented at the Annual Meeting. You will be considered part of the quorum if you attend the Annual Meeting live, vote via a toll-free telephone number, vote via the Internet or vote by proxy. Abstentions and votes withheld from director nominees count as “shares present” at the Annual Meeting for purposes of determining a quorum for the Annual Meeting, but broker non-votes do not count as “shares present” at the Annual Meeting for purposes of determining a quorum for any proposal, including the election of directors.
How do I vote?

If you are a “shareholder of record” on the Record Date, then you may attend the Annual Meeting and submit your vote or vote by proxy over the telephone, through the Internet, or by using a proxy card that you may request. To vote your shares at the Annual Meeting, please see “How do I vote my shares during the Annual Meeting?” below. To vote your shares without attending the meeting, please see “How do I vote my shares without attending the Annual Meeting?” below or the instructions on your Notice.
If you are a “beneficial owner” on the Record Date, you have the right to instruct your bank, brokerage firm, or other nominee on how to vote the shares in your account. In order for your shares to be voted in the way you would like, you must provide voting instructions to your bank, brokerage firm, or other nominee by the deadline provided in the proxy materials you receive from such organization.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, you should submit a proxy or voting instructions before the Annual Meeting to ensure your vote is represented.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the “shareholder of record” with respect to those shares. The Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2022 and proxy card with postage-paid envelope), as applicable, will be sent to shareholders of record beginning on or about March 16, 2023.
If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The Notice or full set of proxy materials, as applicable, would have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in proxy materials or by following the instructions on the enclosed proxy card for voting online or by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.
How do I vote my shares during the Annual Meeting?

If you hold shares of our Common Stock as the shareholder of record, you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of our Common Stock in street name, you may vote the shares you beneficially own under a legal proxy from your bank, brokerage firm, or other nominee; please contact such organization for instructions on obtaining a proxy.
Please follow the instructions at https://www.viewproxy.com/astec/2023/htype.asp in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16-digit control number that is printed on your Notice to attend the Annual Meeting. As a Registered Holder, you may vote your shares at the Annual Meeting of shareholders by first registering at https://viewproxy.com/astec/2023preview/htype.asp and then using Virtual Control Number that is printed on your Notice to attend the Annual Meeting. Your registration must be received by 11:59 p.m., EDT, on April 22, 2023. Please allow ample time for online check-in, which will begin at approximately 9:45 a.m., EDT, on April 25, 2023.
How do I vote my shares without attending the Annual Meeting?

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Vote by Internet by going to www.fcrvote.com/ASTE at any time up until 11:59 p.m., EDT, on April 24, 2023. Please have your Notice or proxy card in hand when you access the website and then follow the instructions.

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Vote by telephone at 1-800-402-3905 at any time up until 11:59 p.m., EDT, on April 24, 2023. Please have your Notice or proxy card in hand when you call and then follow the instructions.

●
Vote by mail if you requested and received a proxy card. Please mark, sign, and date your proxy card and return it in the postage-paid envelope we provided with it, or return it to PO BOX 3672 PONTE BEACH FL 32004-9911.

7    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Can I change my mind and revoke my proxy?

Shareholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the Annual Meeting, subject to the voting deadlines described above.
●
Shareholders of record: If you are a shareholder of record, you may revoke a proxy by:

◦
completing and returning a later dated proxy card;

◦
granting a subsequent proxy via Internet or telephone;

◦
delivering written notice to our Corporate Secretary at our principal executive office, bearing a date later than the proxy, stating the proxy is revoked; or

◦
voting your shares online at the Annual Meeting.

●
Beneficial owners: If you are a beneficial owner of shares but not the shareholder of record:

◦
you may submit new voting instructions by contacting your broker, bank or other nominee; or

◦
you may vote at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote my shares during the Annual Meeting?” above.

All shares represented by valid proxies received and not revoked will be voted at the Annual Meeting in accordance with the shareholder’s specific voting instructions.
What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the online or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them, in accordance with our Board’s recommendation, as follows:
●
FOR the re-election of three Class I director nominees, and re-election of one Class II director nominee identified in this Proxy Statement;

●
FOR the approval, on an advisory basis, of the compensation of our named executive officers;

●
FOR “One Year”, to recommend the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s executive officers in future years; and

●
FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2023.

How are votes counted?

In the re-election of the director nominees, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will be considered to have been voted against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will have no effect on the outcome of those other proposals.
What is the effect of broker non-votes?

Under Rule 2251 of the Nasdaq Marketplace Rules (the “Nasdaq Rules”), if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. These rules also provide, however, that when a proposal is not a “routine” matter and your broker, bank or other nominee has not received your voting instructions with respect to such proposal, your broker, bank or other nominee cannot vote your shares on that proposal. When a broker, bank or other nominee does not cast a vote for a non-routine matter, it is called a “broker non-vote.” Your broker, bank or other nominee may not vote your shares with respect to any of the proposals other than the ratification of the appointment of Deloitte & Touche LLP in the absence of your specific instructions as to how to vote with respect to these matters, because under such rules these matters are not considered “routine” matters. Broker non-votes will have no effect on the election of directors, the advisory vote on the compensation of our named executive officers or the vote on the frequency with which shareholders will vote on an advisory basis the compensation of our named executive officers. The ratification of the appointment of Deloitte & Touche LLP is considered a routine matter and as a result there will be no broker non-votes with respect to this proposal.
Who will count the votes?

A representative of Alliance Advisors will act as the inspector of elections and count the votes.
Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the Annual Meeting. If on the date of this Form 8-K filing the inspector of elections for the Annual Meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.
Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, or a full set of the proxy materials (including the Proxy Statement, the calendar year 2022 Annual Report and proxy card with postage-paid envelope), as applicable, and any additional information furnished to shareholders. Company has engaged third-party service providers that will assist us in distribution of the proxy materials and will provide voting and tabulation services for the Annual Meeting. We may reimburse banks, brokers, custodians and nominees for their

8    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
reasonable costs of forwarding proxy materials to beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.
What is the deadline for shareholders to propose actions for consideration at the 2024 annual meeting of shareholders?

November 17, 2023 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for our 2024 annual meeting of shareholders. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel, Corporate Secretary & Chief Compliance Officer at 1725 Shepherd Road, Chattanooga, Tennessee 37421. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.
Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2024 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Bylaws, no earlier than December 27, 2023 and no later than January 26, 2024. Shareholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel, Corporate Secretary & Chief Compliance Officer at 1725 Shepherd Road, Chattanooga, Tennessee 37421. The requirements for advance notice of shareholder proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Bylaws and other applicable requirements.
Whom should I call if I have any questions?

If you have any questions about the Annual Meeting, please contact us by either writing to us at Astec Industries, Inc., Attn: General Counsel’s Office, 1725 Shepherd Road, Chattanooga, TN 37421, by telephoning us at (423) 899-5898 or emailing us at GeneralCounsel@astecindustries.com.

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COMMITMENT TO
ENVIRONMENTAL AND
SOCIAL RESPONSIBILITIES
The Company is committed to continually strengthening global sustainability as we lead in the innovation of everything we do from “Rock to Road”. As such, while we are proud of our longstanding commitment to sustainability, we are also committed to making informed choices that improve our corporate governance, financial strength, operational efficiency, environmental stewardship, community engagement, resource management, and dedicated to expanding our efforts related to, and integrating, sustainability into our business strategy and operations.
Consistent with our core values of “Safety, Devotion, Integrity, Respect and Innovation,” our goal is to be recognized by our customers as the preferred supplier, by our employees as a safe, diverse, and inclusive workplace, by the industry as being at the forefront of innovation, and by our stakeholders as an ethical company. In 2020, we began implementing a plan to expand our environmental, social, and governance (“ESG”) disclosures, metrics, and governance oversight. This journey commenced after extensive dialogue with our stakeholders and with the strong support of and collaboration with our Board of Directors. In 2022, we continued on this journey by establishing the process of identifying and tracking key metrics and implementing a rigorous review of all “ESG” disclosures. As part of our evolving strategy, we intend to deploy ESG-related goals and key performance indicators across our businesses, and to report on material goals and our performance results. The Company’s ESG commitment is available at https://www.astecindustries.com/esg/why-esg-is-important.
Below is a summary of some of our efforts.
ESG Oversight and Leadership

The Company’s ESG Steering Committee is comprised of several executive officers and other senior officers of the Company including Chief Executive Officer, General Counsel, Corporate Secretary & Chief Compliance Officer, and Senior Vice President of Administration and Investor Relations.
The Board of Directors provides direct oversight of the Company’s ESG efforts as the ESG Steering Committee reports to the Nominating and Corporate Governance Committee.
In addition, the Company’s operations maintain formal programs that are working on establishing goals and measuring progress towards those goals regarding reductions and disposal of hazardous substances, recycling and minimization of power consumption, among other efforts. In order to track our environmental metrics on a company-wide basis, we are working with certified third-party verification companies to ensure that these metrics are properly measured. The Company recognizes the value and importance of reducing its impact on the global environment, and we comply with all applicable environmental laws and regulations by maintaining many initiatives and practices that reduce its impact on the environment. Some examples of such initiatives and practices include replacement of older, less-efficient lighting with energy efficient motion-based LED lighting, active waste recycling, water and paper consumption reduction programs, and strategic partnerships.
New Product Development and Environmental Impact

Our efforts to continue to develop environmentally friendly products build upon our rich history of such efforts. Asphalt is one of the most recycled products in the U.S., and several of our products, both new and old, have been developed with an eye towards reducing fuel consumption, eliminating smoke and smell, eliminating trucking of materials to a central site, and reducing the need for virgin oil products. These historical innovations include:
●
Double Barrel drum mixer (our drum inside a drum invention) that allows operators of asphalt plants to use one fuel source to both pre-heat aggregate and heat the mixing drum, thereby eliminating the need for separate fuel sources for separate drums in which to heat and mix the aggregate.

●
Double Barrel Green System that expands liquid asphalt as it enters into the mixing section of the asphalt plant which allows the production of asphalt mixes at much lower temperatures, thereby eliminating smoke and smell, and reducing fuel consumption and carbon footprint compared to traditional high-temperature asphalt mixtures.

●
Cold planers that remove and grind the old asphalt pavement for use in new mixes.

●
Cold-in-place recyclers and stabilizers that recycle material thereby reducing the trucking of materials to a central site.

●
Crushing equipment which crushes recycled asphalt thereby increasing the amount of recycled material used in the mix and significantly reducing the need for virgin oil products.

●
GT205 track screening plants use hybrid power consisting of electricity and fuel to reduce fuel usage.

●
Track-mounted wood chipping and recycling equipment is used to produce mulch and compost from waste wood. The unit not only reclaims fiber, but it removes material from the waste stream that fills our landfills, thus extending the life of existing landfills.

●
Astec machines have Tier 4 Final Emissions Technology available that reduces particulate matter and NOx emissions.

Our new, reinvigorated product development process also includes checks for energy efficiency and environmental impact in early stages of each project. Astec’s commitment to lead the industry with innovative, sustainable solutions is highlighted by a dedicated Product Manager for Sustainability, and a new product development

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program focused on reducing the carbon footprint of an asphalt plant. Active projects in this program include:
●
Creation of a calculator to quantify the operational carbon footprint of an asphalt plant.

●
Research and development into alternative fuels for aggregate dryer burners, thermal fluid heaters, and other industrial burners and heaters.

●
Development of technologies to continue reducing the production temperature of asphalt mixtures, including improvements to the Astec Green System and development of Cold Central Plant Recycle technologies.

We believe that as we pursue these sustainability initiatives that support our employees, customers, and communities, these initiatives will ensure that our businesses continue to create long-term value for our shareholders.
Human Capital Management and Corporate Culture

Our employees are guided by our vision: To connect people, processes and products, advancing innovative solutions from “Rock to Road” as OneASTEC. We are also guided by our values and our code of business conduct. In everyday work, our employees embody our core values of Safety, Devotion, Integrity, Respect and Innovation and in doing so, directly contribute to our reputation. Employees take pride in their work and value learning from one another. While our employees hold our values in common, they respect different perspectives and appreciate the opportunity to work with those with diverse backgrounds. We encourage employees to become involved in their communities and many employees do contribute their time and talents to community efforts. Our employees contribute to our efforts to provide a safe and healthy workplace for all.
Compensation and Benefits
As we strive to be an employer of choice, we provide robust compensation and benefits. We achieve this by regularly conducting market reviews and adjusting our compensation programs as needed. In addition to salaries, we provide regional programs, that can include annual bonuses, share-based compensation awards, a 401(k) plan with employee matching opportunities, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, family care resources, flexible work schedules, employee assistance programs, tuition assistance and on-site services at several of our sites, such as health centers and fitness centers, among many others.
Health and Safety
The well-being and safety of our employees is of paramount value for us and this is consistent with our core values. We manage safety at (and from) the highest levels, using the same tools we employ to measure and improve other aspects of business performance, such as continuous improvement, key performance indicators, scorecards and performance management. More particularly, we undertake the following actions:
●
provide mandatory safety trainings each month at our production facilities, which are designed to focus on empowering our employees with the knowledge and tools they need to make safe choices and to mitigate risks;

●
track safety leading and lagging indicators, which includes focusing on near misses, first aids, unsafe work observations abatement within 24 hours of identification and safety training;

●
local management cascades safety practices throughout the organization, including daily “safety huddles” for each work-shift;

●
utilize safety scorecards, standardized signage, and visual management throughout our facilities, in addition to traditional safety training;

●
conduct monthly safety calls to discuss and share best practices with our local safety managers;

●
conduct weekly safety incident reviews with leadership; and

●
distribute monthly employee newsletters and executive-led town hall meetings.

We believe in following a proactive approach to identify and mitigate safety issues. As such, our focus is monitoring, assessing and abating leading safety indicators through our Unsafe Work Observation program, thus preventing accidents before they happen or reducing the impact if they do occur. Abatement of safety issues in a timely fashion is incentivized through our annual incentive program, which is partially focused on this leading safety metric.
Our Company aspires to reduce its lost time and recordable injuries each year.
In 2022, we had zero recordable injuries at four of our manufacturing sites. However, we experienced a 15% increase in our Occupational Safety and Health Administration Recordable Incident Rate for the year, which rose to 1.96 compared to 1.71 in 2021. Although we have seen an increase in the recordable incident rate, the incidents are concentrated in a limited number of sites. We have taken action to address these localized safety issues by increasing the number of corporate safety audits, providing thorough training at the site, realigning site safety focus, providing standardized safety policies and procedures and focusing on proactive injury prevention. We have also added safety resources at these sites and within our corporate structure to improve our safety program where we are continuing to focus on proactive, transparent and streamlined communications throughout the manufacturing sites for safety related information.
Talent Development, Diversity, Equity and Inclusion
Our key talent philosophy is to develop talent from within and supplement with external hires. This approach has yielded a deep understanding among our employee base of our business, products, and customers, while adding new employees and ideas in support of

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our continuous improvement mindset. Our talent acquisition team uses internal and external resources to recruit highly skilled and talented workers, and we encourage employee referrals for open positions.
In 2022, we developed and launched a new framework we call Career Journeys across the Company globally. This framework provides common job profiles and career paths for employees to navigate their growth and development.
We provide all employees a wide range of professional development experiences, both formal and informal, at all stages in their careers. In addition, talent development and succession planning for critical roles is a cornerstone of our talent program. Development plans are created and monitored for critical roles to ensure progress is made along the established timelines.
One of our core values — Respect — reflects the behavior we strive to include in every aspect of the way we conduct business. We recognize that our best performance comes when our teams are diverse and inclusive. We continue to define our diversity, equity and inclusion strategy. These efforts touch all levels of the Company, including our Board.
We continue to listen to our employees through our Voice of OneAstec survey. In our second year of the survey, we saw participation rise from 73% to 81% in 2022. Throughout the year, we focused on the three main areas of opportunity — Communication, Performance Management, and Diversity, and we saw significant improvement in all three categories.
Overseeing Employee Ethical Standards and Adherence

As it relates to customers, investors, suppliers and partners, the Company is dedicated to conducting business with integrity and responsibility for the greater good. We promote honest and ethical conduct, compliance with applicable government regulations and accountability by all of our directors, officers and employees. When considering an acquisition or partnership, the Company embeds questions specific to human capital management within its due diligence approach. These questions are in the areas of culture, equal employment opportunity, compliance with governing bodies, ethics and employee benefits. We ask these questions in an effort to ensure that the acquisition or partnership candidate is a positive cultural fit and to minimize any risk when assessing the acquisition or partnership candidate. In addition, we undertake the following efforts in this arena:
●
Astec Code of Conduct and Ethics (“Code of Ethics”), available at https://astecindustries.com/legal/corporate-code-of-conduct.html sets forth our expectations of our employees, officers, directors and other stakeholders in respect of dealing fairly and honestly with our stakeholders: shareholders, customers, suppliers, competitors and employees. All of us are expected to behave in an ethical manner and to not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. Our CEO, CFO, and other senior financial officers, including site controllers, are expected to comply with additional standards of conduct that are listed under the section of the Code of Ethics entitled “Supplemental Standards for Chief Executive Officer and Other Senior Financial Officers.”

●
Anonymous employee hotline for reporting possible violations of Code of Ethics is administered by an outside vendor. Telephone operators for this compliance hotline have been trained to receive the calls and generate a report to be sent to the Chief Compliance Officer of the Company.

●
Mandatory attestation, at hire, to the Code of Ethics from all employees.

Supplier Code of Conduct

Only suppliers who comply with the expectations detailed in our Core Values, Code of Business Conduct and Ethics, Conflict Minerals Policy, California Transparency in Supply Chain Act and contract terms and conditions will be permitted to supply materials or services to Astec. Astec verifies its supply chain through the supplier onboarding and contracting process and under our Conflict Minerals program. As part of those programs, our suppliers are expected to respect all individuals and promote the core values of dignity and honor in their operations. This includes zero tolerance for human trafficking and illegal labor practices in the supply chain. Those organizations that do not follow our rigorous standards will not be permitted to do business with us. Our Supplier Code of Conduct is available at https://www.astecindustries.com/esg/.

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SHAREHOLDER
ENGAGEMENT
We value our shareholders’ views and insights, and are particularly proud of our frequent and active shareholder engagement in calendar year 2022. Shareholder feedback received through this engagement is an integral part of our corporate governance practices. In calendar year 2022, we participated in both in-person as well as virtual investor conferences and investor meetings.
A summary of recent outreach is listed below:
●
Participated in four investor conferences

●
Conducted 134 one-on-one meetings with investors and research analysts

Shareholder Engagement Process

The Company oversees a rigorous, deliberate and comprehensive shareholder engagement process that builds better lines of communication between investors and management. Over the last several years, our management team has engaged with a significant number of our largest shareholders to hear their perspectives about issues that are important to them, both generally and with regard to the Company. This has helped us build informed and productive relationships with our shareholders. This program complements the ongoing dialogue throughout the year among our shareholders and our Chief Executive Officer, Chief Financial Officer, and Senior Vice
President of Administration and Investor Relations on financial and strategic performance of the Company. In calendar year 2022, we focused on continuing to update the shareholders on progress made on our transformational pillars: Simplify, Focus and Grow.
We believe that this shareholder engagement process promotes transparency between the Board and our shareholders and builds informed and productive relationships.

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Shareholder Engagement Cycle

Our year-round engagement cycle with the investors is reflected below:
Please continue to share your thoughts or concerns at any time. The Board has established a process to facilitate communication by shareholders with the Board, described below.
Communications with the Board

The Board has unanimously adopted a process to facilitate written communications by shareholders to the Board. Shareholders wishing to write to the Board, our independent directors or a specified director or a committee of the Board should send correspondence to: Board of Directors, c/o General Counsel, Corporate Secretary & Chief Compliance Officer, Astec Industries, Inc., 1725 Shepherd Road, Chattanooga, Tennessee 37421. The Corporate Secretary will promptly forward a copy of such communications to the members of the Board to whom the communication is directed or, if the communication is not directed to any particular member(s) or committee of the Board, to all members of the Board.

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BOARD OF
DIRECTORS
Our Board’s responsibility, on behalf of our shareholders, is to oversee the conduct of our Company’s business, provide advice and counsel to our Chief Executive Officer and senior management, protect our Company’s best interests and foster the creation of long-term value for our shareholders. Our Board currently consists of 12 directors, including Directors Dorey and Potts, who are retiring and not standing for re-election at the Annual Meeting. Our Board has nominated Directors Gehl, Jain, and van der Merwe, each as a
Class I Director, and nominated Director Gliebe as a Class II director. The three Class I directors, if elected, will each serve for a three-year term or until their successor is duly elected and qualified. The one Class II director, Director Gliebe, if elected, will serve for a one-year term or until his successor is duly elected and qualified.
Our Board is divided into three classes with staggered three-year terms.

Name	Age	Class	Director Since	Current Term Expires	Position	Committee Membership
						AC	CC	NCGC
Dorey, William G	78	I	2011	2023	Former President & CEO of Granite Construction Inc.	•
Gehl, William D	76	I	1999	2023	Former Chairman and CEO of Gehl Company		•	•
Potts, Charles F	78	I	2014	2023	Former CEO of Heritage Construction and Materials			•
Jain, Nalin	53	I*	2022	N/A	Group President, Digital Electronics, Wabtec Corporation	•		•
van der Merwe, Jaco G.	50	I*	2023	N/A	President and CEO of Astec Industries, Inc.
Baker, James B	77	II	2010	2024	Managing Partner of River Associates Investments, LLC	•
Gliebe, Mark J.	62	II*	2022	N/A	Former Chairman and CEO, Regal Beloit Corporation	•	•
Tellock, Glen E	62	II	2006	2024	Former President and CEO of Lakeside Foods	•	•
Cook, Tracey H	55	III	2018	2025	VP of Fluor Corporation and President of AMECO	Chair	•
Howell, Mary L	70	III	2019	2025	CEO of Howell Strategy Group		•	Chair
Knoll, Linda I	62	III	2022	2025	Advisor, EXOR, NV		•	•
Southern, William Bradley	63	III	2018	2025	Chairman & CEO of Louisiana-Pacific Corporation		Chair
AC: Audit Committee
CC: Compensation Committee
NCGC: Nominating and Corporate Governance Committee
*
Assumes the election of Messrs. Gliebe, Jain and van der Merwe to such classes by the shareholders at the 2023 Annual Meeting.

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BOARD COMPOSITION*

9 of 10 directors are independent

4 of 10 directors are female/ethnically diverse

AGE DIVERSITY*

Average
Age 63 years
20%
Over 70
30%
under 60
50%
60 to 70

BOARD TENURE*

Average
Tenure 7 years
10%
5 to 15 years
20%
Over 15 years
70%
less than 5 years

* The charts above assume that the Director Nominees Messrs. Gehl, Gliebe, Jain, and van der Merwe have been elected by the shareholders at the 2023 Annual Meeting, and Messrs. Dorey and Potts have retired.
Summary of Director Qualifications and Experience Matrix

Our Board possesses a mix of diversity in terms of gender, background, age, skills, business experience, service on our Board and the boards of other organizations and viewpoints. Each director is individually qualified to make unique and substantial contributions. Collectively, our directors’ diverse viewpoints and independent-mindedness enhance the quality and effectiveness of Board deliberations and decision making. This blend of qualifications, attributes and tenure results in highly effective leadership.
The table below summarizes the skills, qualifications and attributes that are most important to us, and how the composition of our nominees for the Board meets these needs are explained in the next table.

Qualifications & Attributes
Accounting/Auditing: We operate in a complex financial and regulatory environment with disclosure requirements, detailed business processes and internal controls.
Finance: Our business involves complex financial transactions and reporting requirements. We seek to have a number of directors who qualify as audit committee financial experts (as defined by the Exchange Act), and we expect all of our directors to be financially knowledgeable. As part of this qualification, we also seek directors who have relevant risk management experience.
Government/Regulatory: As a public company and responsible corporate citizen, we expect effective oversight and transparency, and our shareholders demand it. In addition, we seek directors with experience interacting with governmental agencies because our business is directly affected by governmental actions and socioeconomic trends.
Human Resources/Compensation: Attracting and retaining motivated individuals is key to success. We progressively evaluate and enhance human capital programs and diversity and inclusion initiatives. Our compensation programs are equitable and in line with shareholder interests.
Industry Experience: Experience in the industrial goods industry provides a relevant understanding of our business, strategy and marketplace dynamics. As such, we seek to have directors with experience as executives or directors or in other leadership positions in the industries in which we participate.
International: With global operations in several countries and prospects for further expansion, international experience helps us understand opportunities and challenges.

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Qualifications & Attributes
Manufacturing/Operational Excellence: Our core competencies include the design, engineering and fabrication of heavy equipment. We employ best practices to maximize operational efficiencies.
Mergers & Acquisitions: Mergers and acquisitions provide the opportunity to grow domestically and internationally.
Public Company Executive Experience: Experience in leading a large, widely-held organization provides practical insights on need for transparency, accountability and integrity, driven by practical understanding of organizations, processes, strategy and risk management, and know-how to drive change and growth.
Strategy: As a publicly-traded business, strategic planning and development are the foundation of achieving success.
Technology: We embrace technology to deliver products and services to the market, manage stakeholder data and enhance the customer experience. As such, we seek directors with backgrounds in technology because our success depends on developing and investing in new technologies and access to new ideas.
Qualifications & Attributes	Gehl	Baker	Cook	Dorey*	Gliebe	Howell	Jain	Knoll	Potts*	Southern	Tellock	van der Merwe
Accounting/Auditing	•	•	•	•		•					•
Finance	•	•	•	•	•	•	•			•	•	•
Government/Regulatory				•	•	•	•	•	•
Human Resources/Compensation			•	•	•		•	•	•	•		•
Industry Experience	•	•	•	•	•	•	•	•	•		•	•
International			•		•	•	•	•			•	•
Manufacturing/Operational Excellence		•			•		•	•	•	•		•
Mergers & Acquisitions		•	•	•	•	•	•	•	•	•	•	•
Public Company Executive Experience	•	•	•	•	•	•	•		•	•	•	•
Strategy	•		•		•	•	•	•	•	•	•	•
Technology					•		•		•			•

*
Retiring Director not standing for re-election.

Board Evaluations, Diversity and Refreshment

We routinely assess the composition of the Board and aim to strike a balance between the knowledge and understanding of the business that comes from longer-term service on the Board and the fresh ideas and perspective that can come from adding new members. Therefore, the Board seeks to have a mix of long-, mid- and short-tenured directors to ensure a balance of views and insights. To this end, the Board has added three new independent directors within the last year, being Ms. Knoll and Messrs. Gliebe and Jain.
We are also committed to providing transparency about our Board and committee evaluation process. The chair of the Nominating and Corporate Governance Committee leads the Board’s self-evaluation process. Each director is asked to complete a comprehensive questionnaire evaluating the performance of the Board as a whole and the committees on which the director serves. The questions also address the director’s own performance, and the performance of each of the director’s peers on the Board. The directors’ responses are aggregated and can be anonymized to encourage the directors to respond candidly and to maintain the confidentiality of their responses, if they so choose. The chair summarizes the directors’ responses about the performance of the Board as a whole and the committees and shares her findings with the Board. The annual evaluation process provides the Board with valuable insight regarding areas where the Board believes it functions effectively and, more importantly, areas where the Board believes it can improve. For example, input generated by Board members in recent years has focused, among other things, on the composition of our Board, which has encouraged and informed our recent Board refreshment efforts.
Since 2018, we have added six highly-qualified independent directors, including three women and one ethnically and racially diverse director, to the Board. In addition, in 2017, the Board approved a Director Transition Plan which stipulates, unless waived by a majority vote of all of the directors then on the Board, any new director that reaches his or her 75th birthday will retire from the Board following the election of new directors at the next Annual Meeting of shareholders. Under the approved plan, all directors serving on the Board as of July 27, 2017 are eligible to serve for at least one additional complete term upon the expiration of their then current term.

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Board Diversity Matrix (As of the date of the 2023 Annual Meeting)
Total number of directors	10
		Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors		3	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native
American Asian			1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3	6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Note: The charts above assume that the Director Nominees Messrs. Gehl, Gliebe, Jain and van der Merwe have all been elected by the Shareholders at the 2023 Annual Meeting, and Messrs. Dorey and Potts have retired.

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Nominees for Election of Class I Directors

The Board has nominated the following directors for re-election as Class I directors for a three-year term expiring at the Annual Meeting of Shareholders in 2026:
William D. Gehl
Age: 76

William D. Gehl who currently serves as the Chairman of the Board of Astec Industries, also previously served as a member of the Board and Chief Executive Officer of Gehl Company, a company engaged in the manufacturing of compact construction equipment, from 1987 and 1992, respectively, until his retirement in 2009. Mr. Gehl also served as Chairman of the Board of Gehl Company from 1996 until his retirement. Since June 2011, Mr. Gehl has been an owner and Chairman of IBD of Southeastern Wisconsin, an exclusive distributor of Interstate Batteries in southeastern Wisconsin. Mr. Gehl also serves as Chairman of the Board and a Director of FreightCar America, a public company engaged in the manufacturing of railroad freight cars. Mr. Gehl graduated from University of Notre Dame with a B.A. in economics, from the University of Wisconsin Law School with a J.D. and from the University of Pennsylvania Wharton Graduate School of Business with an MBA (Finance). Mr. Gehl is a member of the state bars of Wisconsin and Florida. Mr. Gehl has been a Director of the Company since 1999.
Mr. Gehl, having served as the CEO of a publicly owned construction equipment manufacturing company for 17 years, brings a broad range of experiences in both strategic planning and management. Mr. Gehl’s manufacturing, marketing and financing knowledge is very valuable to the Company.

Nalin Jain
Age: 53

Mr. Jain currently serves as President, Digital Electronics at Wabtec Corporation, a role he has held since 2020. Wabtec Corporation is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Prior to his current role, Mr. Jain served as Group President of Wabtec’s Global Equipment business, leading Wabtec’s comprehensive global locomotive, mining, marine, stationery and drill portfolios. Mr. Jain also led GE Transportation’s international business activities in key markets like APAC, China, Australia, Europe and Africa. He was responsible for expanding the business footprint and global capabilities across these regions. He previously served as CEO for GE Aviation and GE Transportation in South Asia. Prior to GE, he was Director of Global Partnerships with Bombardier Inc. He began his career with the French engineered materials company Saint-Gobain occupying several roles of increasing responsibility. Mr. Jain has a bachelor’s degree in Engineering from National Institute of Technology in Surat, India and an MBA from the Indian School of Business, Hyderabad, India.
Mr. Jain brings over 30 years of global executive leadership experience, including international operations, product management, and commercial expertise, in industrial manufacturing, aerospace and infrastructure sectors. He has a proven track record of transforming businesses, while delivering top-and bottom-line growth.

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Jaco G. van der Merwe
Age: 50

Jaco van der Merwe has served as our President & CEO since January 2023. Prior to that, Mr. van der Merwe was the Group President for the Infrastructure Solutions group (since January 2019) after having previously served as Group President — Energy since August 2016. From 1998 until 2016, he held various leadership positions at Epiroc (formerly part of Atlas Copco) including, among others, Vice President Marketing for the Deephole Drilling group (2013 to 2016) and President/General Manager for the Mining and Rock Excavation Customer Center (2010 to 2013). Mr. van der Merwe’s career with Atlas Copco began as a Quality Manager in 1998 and then transitioned to operational and manufacturing excellence for the next 12 years. Prior to joining Atlas Copco, he held various positions at Denel Aviation.
Mr. van der Merwe is a naturalized U.S. citizen, originally from South Africa where he completed his Metallurgical Engineering studies at Tshwane University of Technology and a Master of Business Administration from the University of Pretoria.
Mr. van der Merwe brings nearly 25 years of experience in quality, sales, marketing, international business, global manufacturing operations, and mergers and acquisitions (including integration). Mr. van der Merwe has a passion for people, customer service and innovation. With this background, proven leadership, and through understanding of our business, Mr. van der Merwe is uniquely qualified to drive us on our Road to Financial Success and Built to Connect journey.

Nominee for Election of Class II Director

The Board has also nominated the following director for re-election as a Class II director for a one-year term expiring at the Annual Meeting of Shareholders in 2024:
Mark J. Gliebe
Age: 62

Mr. Gliebe is a seasoned, former public-company Chairman and CEO with deep experience in the global manufacturing operations of industrial companies with highly engineered products. Until his retirement in 2019, he served as Chairman and CEO of Regal Beloit Corporation, now Regal Rexnord (NYSE: RRX), a global manufacturer of electrical motors and controls, power generation products and power transmission components. During his eight years as the CEO of Regal Beloit, Mr. Gliebe drove operational excellence from the factory floor up by aligning incentives with performance and accountability. Prior to Mr. Gliebe’s role as CEO, he had served as President and Chief Operating Officer of Regal Beloit from 2005 to 2011. Prior to joining Regal Beloit, he worked at General Electric for 22 years holding various positions of increased responsibility. He has prior public and private governance experience. He was formerly on the board of Spring Window Fashions, an over $1 billion portfolio company of AEA Investors, as well as the boards of Joy Global, Inc. and the National Electrical Manufacturing Association. Mr. Gliebe received his BS in Computer Science degree from Bowling Green State University and his MBA from Cleveland State University.
Mr. Gliebe’s depth of public company leadership experience, including his operating expertise and knowledge of complex, multi-billion-dollar global manufacturing operations, prior public company chief executive officer experience, mergers and acquisitions (including integration), and investment banking and capital markets expertise, and corporate governance knowledge provides significant value to the Board and management of the Company.

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Continuing Directors Not Standing For Re-Election

The following Class II directors’ terms will continue until the 2024 Annual Meeting of Shareholders:
James B. Baker
Age: 77

James Baker has been a Managing Partner of River Associates Investments, LLC and predecessor entities, a private equity investment fund which partners with management teams in buyouts, divestitures and recapitalizations of lower middle market companies since 2001. From 1993 to 2001, he was a Partner in River Associates, LLC. Mr. Baker was President and Chief Operating Officer (1991-1992) and Senior Vice President (1987-1991) of CONSTAR International, Inc., a plastics container manufacturer. Mr. Baker also formerly served as a director of Wellman, Inc. and US Xpress. Mr. Baker received a B.S. and an M.B.A. from The University of Tennessee at Knoxville. Mr. Baker has been a director of the Company since 2010.
Mr. Baker’s strong background in all aspects of executing acquisitions, both in the U.S. and internationally, are valuable to the Company. He also has over 31 years of experience in strategic planning and operating decisions for middle market companies in a variety of industries. Mr. Baker, who serves as one of the financial experts of the Company’s Audit Committee, has a financial background and has had a wide range of experience in financial reporting for publicly-owned companies. He has served as an independent director on the audit committees of two public companies, had primary responsibility for the financial reporting of a public company and also worked with several public companies during his career with Arthur Andersen & Co.

Glen E. Tellock
Age: 62

Glen E. Tellock retired in June 2021 from Lakeside Foods, a privately-held international food processor, where he was President and CEO from May 2016 until his retirement. Previously, he served as the President and CEO of The Manitowoc Company, a manufacturer of construction and food service equipment, from May 2007 until October 2015. He also served as Chairman of the Board of The Manitowoc Company from February 2009 until October 2015. Prior to that, he served as Senior Vice President of The Manitowoc Company beginning in 1999 and President and General Manager of Manitowoc Crane Group beginning in 2002. Prior to joining Manitowoc in 1991, Mr. Tellock served as Financial Planning Manager with the Denver Post Corporation and as Audit Manager with Ernst and Whinney (now Ernst & Young, LLP). Mr. Tellock also currently serves as a director on the board of Badger Meter, Inc. and WEC Energy Group. Mr. Tellock has been a director of the Company since 2006.
Mr. Tellock, who serves as one of the financial experts of the Company’s Audit Committee and has previously served as an audit manager of a major accounting firm, provides the Board with extensive knowledge and experience with respect to financial reporting and risk assessment.
Accordingly, Mr. Tellock’s depth of public company leadership experience, expertise in managing complex manufacturing operations and knowledge in leading a multi-billion-dollar global company are especially valuable to the Board and management team. In addition, his knowledge of manufacturing and marketing of construction equipment both domestically and internationally provides the Board unique perspective.

The following Class III directors’ terms will continue until the 2025 Annual Meeting of Shareholders:

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Tracey H. Cook
Age: 55

Tracey H. Cook is a Vice President of Fluor Corporation and has been the President of AMECO since 2014. Fluor is a Fortune 500 engineering and construction company and AMECO offerings include construction equipment, tools and scaffolding solutions. Ms. Cook joined Fluor Corporation in 1989 and, beginning in 2001, served as AMECO’s Chief Financial Officer, VP of Regional Operations for North America/Caribbean and Chief Operations Office for the business globally before becoming its President in 2014. In 2021, Ms. Cook led the divestiture of AMECO North America and continues to operate the remaining regional businesses of AMECO while also supporting M&A for Fluor Corporation. Prior to 2001, she worked in finance on multiple projects with various industry groups in addition to new business and e-commerce initiatives for Fluor. She then transferred to AMECO where she was instrumental in divesting the North American commercial equipment dealerships in 2001. She has a B.S. in Accounting from the University of South Carolina and has completed several executive management and leadership programs including Wharton and Thunderbird. Ms. Cook has been a director of the Company since 2018.
Ms. Cook brings over 30 years of experience in optimizing operations, finance, strategy, international business and the construction equipment industry. As a leader at a Fortune 500 engineering and construction company, Ms. Cook is uniquely qualified to provide relevant expertise that is very valuable to the Company as it executes its strategy. Ms. Cook serves as one of the financial experts and is the chair of the Company’s Audit Committee.

Mary L. Howell
Age: 70

Mary L. Howell serves as Chairman of the board of directors of V2X, an industry-leading facilities management, logistics and network communications services company. Previously, Ms. Howell worked at Textron Inc. from 1980 to 2009, including as an Executive Vice President from 1995 to 2009. She also served on the Textron Management Committee, which was composed of Textron’s top five executives responsible for the management of the company, for over 15 years. Ms. Howell served as Lead Director of the Board of Directors of Esterline Corporation, an aerospace and defense company until 2018. She previously served on the Board of FM Global from 1996 to 2011 and served on its Audit and Compensation Committees. In 2008, Ms. Howell received the Charles Ruch Semper Fidelis Award and in 2010 became an Honorary Marine for her long-standing commitment to the U.S. Marine Corps and her leadership in various programs that have supported the Marine Corps mission. She graduated from the University of Massachusetts at Amherst with a Bachelor of Science Degree. Ms. Howell has been a director of the Company since 2019, and currently serves as the Chair of the Nominating and Corporate Governance Committee.
Ms. Howell has extensive experience in global operations, marketing, sales, business development and merger and acquisition transactions that strengthen the Board’s oversight of the Company’s strategic plans and enterprise risk. Ms. Howell also has significant board experience that has given her insight to sophisticated risk management practices that contributes to the Board’s oversight of the Company’s complex global operations.

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Linda I. Knoll
Age: 62

Linda I. Knoll was a long-serving senior executive for both Fiat Chrysler Automobiles (FCA) and CNH Industrial (CNHi), a global manufacturer of agriculture and construction equipment. She joined CNHi in 1994 — after spending more than a decade in supply chain and program management positions at General Dynamics — and in 1999, became VP and General Manager of its global Crop Production business. From 2003-2007, Ms. Knoll led manufacturing restructuring/merger integration in North America as VP of Industrial Operations, and then directed the advancement of agricultural industrial operations and product development around the world (as EVP of WW Manufacturing and EVP, WW Product Development). She was named CHRO in late 2007. For 15 of her 25 years with CNHi, Ms. Knoll was a member of the Group Executive Council — the senior leadership committee responsible for management of the company. She also served on the equivalent leadership team of FCA for 10 years as CHRO.
Ms. Knoll has served as a director of Schneider Electric SE since 2014. She currently chairs the HR and CSR Committee and is a member of the Governance and Remuneration Committee. In 2022, she was appointed to the board of Iveco Group N.V. where she serves on its Human Capital and Compensation Committee as chair and is a member of the ESG Committee. She graduated from Central Michigan University with a Bachelor of Science Degree. Ms. Knoll has been a director of the Company since 2022.
Ms. Knoll’s depth of public company leadership experience, her expertise in managing complex manufacturing operations, knowledge of operations of multi-billion-dollar global enterprises, and mergers and acquisitions (including integration) are especially valuable to the Board and the management team.

William Bradley Southern
Age: 63

William Bradley Southern is the current Chairman of the Board of Directors of Louisiana-Pacific (“LP”), a global leader of high-performance building solutions based in Nashville, Tennessee, where he has also served as Chief Executive Officer and a member of the Board of Directors since 2017. Mr. Southern joined LP in 1999 and led LP’s siding business from 2005 to 2015 before taking the lead for OSB operations, a position he held until he was named Chief Operating Officer in 2016. Mr. Southern began his career with MacMillan Bloedel as a forester, where he held a variety of jobs in forestry, strategic planning, finance, accounting and plant management. He has a B.S. and a master’s degree in Forest Resources, both from the University of Georgia. Mr. Southern has been a director of the Company since 2018.
Mr. Southern brings to the Company more than 20 years of experience in the building materials manufacturing industry, including five years as CEO of a high-performance building solutions company. The Company benefits from his strong focus on operational execution and his fresh insights and perspective as the Company continues to execute its strategic plan to accelerate growth, improve profitability and drive shareholder value.

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Retiring Directors Not Standing for Re-Election

Set forth below is information about our director who are retiring and not standing for re-election at the 2023 Annual Meeting:
William G. Dorey
Age: 78

William G. Dorey served as Director, President and Chief Executive Officer of Granite Construction Incorporated from 2004 until his retirement from employment in 2010. Mr. Dorey continued to serve as a Director of Granite Construction until June 2017. Granite Construction is a publicly traded heavy civil contractor engaged in the construction and improvement of roads, mass transit facilities, airport infrastructure, bridges, dams and other infrastructure-related projects and the production of sand, gravel and asphalt concrete and other construction materials. Mr. Dorey started his career with Granite Construction in 1967 and held numerous positions over his 42 years with the company. Mr. Dorey has also served in various industry leadership roles, including founding Chairman of the Construction Industry Ethics and Compliance Initiative (CIECI) Steering Committee, trustee of the Norman Y. Mineta International Institute for Surface Transportation Policy Studies, member on the Construction Industry Round Table (CIRT), director of the California Chamber of Commerce, and director of the California Business Roundtable. Mr. Dorey served as a Director of the Company since 2011.

Charles F. Potts
Age: 78

Charles F. Potts is the Chairman of the Board of Heritage Construction and Materials, a provider of construction materials and services that operates in the Midwest United States and China. He previously served as Chief Executive Officer of Heritage Construction and Materials from 2003 thru 2012. Prior to joining Heritage Construction and Materials, Mr. Potts was employed as an executive officer of Ashland, Inc., where he served as President of APAC Inc. and Senior Vice President of Ashland Inc. Mr. Potts also served as the Director of Construction of the Florida Department of Transportation for 18 years. Mr. Potts has previously served as the Chairman of the Board of the National Center for Asphalt Technology, the International Center for Aggregates Research and the American Road and Transportation Builders Association. Mr. Potts served as a Director of the Company since 2014.

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CORPORATE GOVERNANCE,
THE BOARD AND ITS COMMITTEES
Principles of Corporate Governance

Strong corporate leadership of the highest ethics and integrity has long been a major focus of the Company’s Board and management. As a result, we are committed to strong corporate governance practices. Highlights of our corporate governance practices include the following:
●
Currently, an independent director serves as the Chair of the Board. The Board has the responsibility to fill the positions of Chair of the Board and Chief Executive Officer as it deems best for the Company and its shareholders from time to time. The Chair of the Board has been designated to preside at the Board meetings and executive sessions so long as he or she is an independent director. In the Chair’s absence, the Board would designate another independent director to preside at these meetings.

●
All of the Company’s directors, other than Mr. van der Merwe, are independent, and all members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

●
The independent directors meet in executive session without management present in connection with each quarterly Board meeting.

●
Directors must retire as of the date of the next annual meeting of shareholders after attaining age 75. Under the approved Director Transition Plan referenced above under “Board Refreshment”, all directors serving on the Board as of July 27, 2017 are eligible to serve for at least one additional complete term upon the expiration of their then current term.

●
If a director experiences a material change in his or her principal professional responsibility, including retirement from any such principal professional responsibility, such director should notify the Chair of the Board of the change and offer his or her resignation for consideration by the Board, which the Board may choose not to accept.

●
Directors are provided with orientation and continuing education opportunities on an ongoing basis relating to performance of their duties as directors.

●
The purpose, composition, structure, responsibilities and duties of each of the standing Board committees are set forth in written charters approved from time to time by the Board.

●
The Board and each of the Board committees have authority to engage outside advisers, including an independent compensation consultant and outside legal counsel, who are independent of management to provide expert or legal advice to the directors.

●
The Nominating and Corporate Governance Committee from time to time reviews the governance structures and procedures of the Company and suggests improvements thereto to the full Board, which, if adopted by the full Board, are then incorporated into our Corporate Governance Guidelines. We updated our Corporate Governance Guidelines in 2022.
●
Each director must receive a majority of the shareholder votes present, in person or by proxy, at the Annual Meeting.

●
We do not have a “poison pill” plan in place.

●
Our Insider Trading Policy prohibits our directors, officers and employees from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company Common Stock.

Independent Directors

The Company’s Common Stock is traded in the Nasdaq National Market under the symbol “ASTE.” Nasdaq requires that a majority of the directors be “independent directors,” as defined in the Rule 5605(a)(2) of the Nasdaq Rules. Generally, a director does not qualify as an independent director if the director (or in some cases, members of the director’s immediate family) has, or in the past three years has had, certain material relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board has affirmatively determined that all of the current directors (and director nominees), except Mr. van der Merwe, the Company’s CEO, qualify as independent directors under Nasdaq Rules and our Corporate Governance Guidelines based on an analysis of all facts specific to each director.
Board Leadership Structure and Risk Oversight

William D. Gehl currently serves as Chairman of the Board and as such presides over and sets the agenda for meetings of the Board. We believe the Board’s current leadership structure facilitates the Board’s oversight of the Company’s risk management. The Company’s Board of Directors will periodically review its leadership structure to ensure that it remains the optimal structure for the Company and its shareholders.
The full Board has primary responsibility for evaluating strategic and operational risk management, and succession planning. Management informs the Board of the operational and financial risks the Company is facing, and the Board reviews the steps that management is taking to address and mitigate such risks. The Audit Committee maintains responsibility for overseeing our major financial and accounting risk exposures and the steps management has taken to monitor and control these exposures, including policies and

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procedures for assessing and managing risk, as well as oversight of compliance related to legal and regulatory exposure and cybersecurity. The Compensation Committee evaluates risks arising from our compensation policies and practices, as more fully described below. The Audit Committee and Compensation Committee provide reports to the full Board regarding these and other matters.
Board’s Role in Succession Planning

As reflected in our Corporate Governance Guidelines, the Board is responsible for planning for effective succession of the CEO and senior management, and the Board expects management to have an ongoing program for effective senior leadership development and succession. It is our practice to have the CEO review annually with the full Board the abilities of the key senior managers and their likely successors. Additionally, the Board oversees ongoing plans for management development and retention, as well as executive succession, including CEO succession.
Board Meetings and Attendance

The Company’s expectation is that all directors attend all meetings of the Board of Directors and committees on which they serve and the Annual Meeting of shareholders. During calendar year 2022, the Board of Directors held six meetings in person or telephonically, and the Board’s committees held the meetings described below. During calendar year 2022, each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during their term as a director and (2) the total number of meetings held by all committees of the Board on which the director served. All of the Company’s directors who were serving in such capacity at such time were in attendance at the Company’s 2022 Annual Meeting of shareholders. The independent directors meet in executive sessions at least four times a year after each quarterly board meeting.
Board Committees

The Company’s Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Certain information regarding the Board’s committees is set forth below.
Audit Committee
The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, annually reviews and recommends to the Board the firm to be engaged as the independent registered public accounting firm for the next year, reviews with the independent registered public accounting firm the plan and results of the auditing engagement, reviews the scope and results of the Company’s procedures for internal auditing and inquires as to the adequacy of the Company’s internal controls over financial reporting. During calendar year 2022, the Audit Committee held ten meetings. The members of the Audit Committee from January 2022 through April 2022 were, Directors Cook (Chair), Baker, Dorey, Sansom (retired following 2022 Annual General Meeting of the shareholders), and Tellock. Starting May 2022, the members of the Audit Committee were Directors Cook (Chair), Baker, Dorey, and Tellock, with Mr. Gliebe and Mr. Jain joining the Audit Committee in December 2022. Currently, the members of the Audit Committee are Directors Cook (Chair), Baker, Dorey, Gliebe, Jain, and Tellock. Mr. Baker, Ms. Cook and Mr. Tellock have been designated by the Board as Audit Committee financial experts. All members of the Audit Committee are independent (as independence is defined in the Nasdaq Rules). The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Company’s current Audit Committee charter can be found on the Company’s website at www.astecindustries.com.
Compensation Committee
The Compensation Committee is authorized to evaluate, determine and approve the compensation of our executive officers, including our named executive officers with the exception of our CEO. Our Compensation Committee is also authorized to consider and recommend to the full Board the compensation of our CEO, review and approve the executive compensation plans and policies of the Company, and administer the Company’s stock incentive plans. The Compensation Committee is also responsible for reviewing and recommending to the Board of Directors for approval any changes to the compensation program for non-employee directors.
The members of the Compensation Committee from January 2022 through April 2022 were Directors Southern (Chairman), Cook, Gehl, Howell, and Tellock, with Ms. Knoll joining the Compensation Committee following her election to the Board in April 2022 at the 2022 Annual General Meeting of the shareholders. Starting December 2022, Mr. Gliebe joined the Compensation Committee following his appointment to the Board. During calendar year 2022, the Compensation Committee held five meetings. All members of the Compensation Committee are independent (as independence is defined in the Nasdaq Rules). The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the Company’s current Compensation Committee charter can be found on the Company’s website at www.astecindustries.com. Pursuant to its charter, the Compensation Committee may form and delegate any of its responsibilities to one or more subcommittees comprised of one or more members of the Committee.
The Company’s Chief Executive Officer typically attends Compensation Committee meetings but is not present for the executive sessions or for any discussion of the CEO’s own compensation. The Company’s Chief Executive Officer has historically given the Compensation Committee a performance assessment and compensation recommendation for each of the other named executive officers. Those recommendations are then considered by the Compensation Committee when approving executive officer compensation. The Compensation Committee’s primary processes and procedures for establishing and overseeing executive compensation can be found in the Compensation Discussion and Analysis section beginning on page 34 of this Proxy Statement.

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Compensation Committee Interlocks and Insider Participation
During calendar year 2022, none of the members of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, during calendar year 2022, none of our executive officers served on the board of directors or the compensation committee (or equivalent) of the board of directors of another entity whose executive officer(s) served on our Board of Directors or our Compensation Committee. None of the members of the Compensation Committee was an officer or employee of the Company during calendar year 2022 or at any time in the past.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee interviews, evaluates, nominates and recommends individuals for membership on the Company’s Board and committees thereof and is responsible for establishing and periodically reviewing and revising the Company’s corporate governance policies and principles. The members of the Nominating and Corporate Governance Committee from January 2022 through April 2022 were Directors Howell (Chair), Gehl, Potts and Sansom (retired following 2022 Annual General Meeting of the shareholders), with Ms. Knoll joining the Nominating and Corporate Governance Committee following her election to the Board in April 2022 at the 2022 Annual General Meeting of the shareholders. Starting December 2022, Mr. Jain joined the Nominating and Corporate Governance Committee following his appointment to the Board. The Nominating and Corporate Governance Committee held four meetings in calendar year 2022 and has approved the Director nominations submitted in this Proxy Statement. All members of the Nominating and Corporate Governance Committee are independent (as independence is defined in the Nasdaq Rules). The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. A copy of the current Nominating and Corporate Governance Committee’s charter is available on the Company’s website at www.astecindustries.com.
Director Nomination Process

The Nominating and Corporate Governance Committee will consider written recommendations from shareholders for Company nominees to the Board. A shareholder who wishes to recommend a director candidate may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the General Counsel, Corporate Secretary & Chief Compliance Officer, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. All recommendations received by the General Counsel, Corporate Secretary & Chief Compliance Officer will be presented to the Nominating and Corporate Governance Committee for its consideration. The Nominating and Corporate Governance Committee will consider those candidates who meet the criteria described below, and the Nominating and Corporate Governance Committee will recommend to the Board nominees who best suit the Board’s needs.
In order for a shareholder to make a nomination (rather than a recommendation) of a director candidate for election at an upcoming annual meeting of shareholders, such shareholder’s nomination must comply with the requirements set forth in the Company’s advance notice Bylaws provision. See the heading “Shareholder Proposals” below for additional information.
The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of qualifications, including but not limited to, independence, character and integrity, diversity, financial literacy, education and business experience, sufficient time to devote to the Board, and a commitment to represent the long-term interests of the Company’s shareholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates a candidate that is recommended for nomination for membership on the Company’s Board by a shareholder.
The Nominating and Corporate Governance Committee identifies potential Company nominees for director through a variety of business contacts, including current executive officers, directors, community leaders and shareholders. The Committee may also, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees for director.
The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications. If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by at least one member of the Nominating and Corporate Governance Committee [and the Chief Executive Officer]. Members of the Board also have an opportunity to interview qualified candidates. As described above, the Committee will also consider candidates recommended by shareholders. The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Company nominate a candidate for approval by the shareholders to fill a directorship. With respect to an incumbent director whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Committee reviews and considers the incumbent director’s service to the Company during their term, including the number of meetings attended, level of participation, and overall contribution to the Company in addition to such person’s biographical information and qualifications. The Nominating and Corporate Governance Committee gives strong consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors.
In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of candidates that facilitate the Company’s compliance with the rules of the SEC and Nasdaq.
The Board is nominating Messrs. Gehl, Jain and van der Merwe for election as Class I directors at the Annual Meeting, each of whom is

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currently a director. In addition, the Board is nominating Mr. Gliebe for election as a Class II director at the Annual Meeting. Mr. Gliebe is also currently a director. The Nominating and Corporate Governance Committee recommended each of the four nominees to the Board.
Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors, officers and employees are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company Common Stock, such as such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.
Related Party Transactions

The Company recognizes that transactions between the Company and any of its related persons (as such term is defined in Item 404(a) of Regulation S-K of the Exchange Act) can present potential or actual conflicts of interest or create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter, it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a written policy with respect to related person transactions which requires either the Company’s Audit Committee or the Company’s Compensation Committee to review and, if appropriate, to approve or ratify any such transactions. Pursuant to the Company’s Audit Committee Charter, any transaction in which the Company is or will be a participant and the amount involved exceeds $120,000, and in which any of the Company’s related persons had, has or will have a direct or indirect material interest, must be reviewed, and if appropriate, approved or ratified by the Audit Committee.
There were no related person transactions during calendar year 2022 that would have required approval under the Company’s related party transaction policy.

Director Compensation

The following table sets forth the cash and other compensation the Company paid to its non-employee directors for their services during 2022.
Name(1)	Fees Earned Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
James B. Baker	78,016	110,000	188,016
Tracey H. Cook	90,016	110,000	200,016
William G. Dorey	8,016	180,000	188,016
William D. Gehl	130,016	110,000	240,016
Mark J. Gliebe(4)	—	50,932	50,932
Mary L. Howell	85,016	110,000	195,016
Nalin Jain(4)	—	50,932	50,932
Linda I. Knoll(5)	37,500	110,000	147,500
Charles F. Potts	5,000	180,000	185,000
William B. Sansom(6)	13,016	32,500	45,516
William Bradley Southern	80,016	110,000	190,016
Glen E. Tellock	83,016	110,000	193,016

(1)
Mr. Ruffalo, our CEO until January 6, 2023, served as a director of the Company during calendar year 2022, but is not included in this section because he received no compensation for serving as a director.

(2)
Reflects annual retainers and supplemental annual retainers earned under the Company’s non-employee directors compensation plan and paid in cash, as described below.

(3)
Reflects the grant date fair value of (i) restricted stock units granted as payment of each director’s annual stock award, (ii) Common Stock awards granted as payment of the director’s annual retainer, with respect to Messrs. Dorey and Sansom, and (iii) deferred stock awards granted as payment of the director’s annual retainer, with respect to Mr. Potts, in each case pursuant to the Company’s non-employee directors compensation plan, as described below. The fair value of awards of Common Stock, restricted stock units and deferred stock was determined by reference to the closing market price of the underlying shares on the day prior to grant date and in accordance with FASB ASC Topic 718.

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(4)
Mr. Gliebe and Mr. Jain were elected to serve as directors of the Company effective as of November 10, 2022.

(5)
Ms. Knoll was elected to serve as a director of the Company at the 2022 Annual Meeting on April 28, 2022.

(6)
Mr. Sansom did not stand for re-election as a director of the Company at the 2022 Annual Meeting, and retired effective as of April 28, 2022.

The following table shows the aggregate number of restricted stock units and deferred stock awards held by each director as of December 31, 2022:
Director	Restricted Stock Units	Deferred Stock Awards
James B. Baker	2,803
Tracey H. Cook	2,803
William G. Dorey	2,803
William D. Gehl	2,803	18,302
Mark J. Gliebe	1,231
Mary L. Howell	2,803
Nalin Jain	1,231
Linda I. Knoll	2,803
Charles F. Potts	2,803	15,414
William Bradley Southern	2,803
Glen E. Tellock	2,803
Material Terms of Non-Employee Directors Compensation Plan

Our director compensation program provides for both cash and equity compensation for our non-employee directors.
Annual Retainers. All non-employee directors receive an annual board retainer fee of $75,000, which they individually elect to receive in the form of cash, stock or deferred stock.
Supplemental Annual Retainers. Any non-employee director who serves as the Board’s non-Executive Chairman or Lead Director or serves on any Board committee receive a supplemental annual retainer as follows:
Service Description	Amount
Non-Executive Chairman	$75,000
Lead Director (if appointed)	$20,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$15,000
Audit Committee member	$10,000
Compensation Committee member	$7,500
Nominating and Corporate Governance Committee member	$7,500
Non-employee directors may elect to defer the receipt of Common Stock received as payment of the annual retainer or upon conversion of restricted stock units issued as their annual stock award until the earlier of (i) his or her termination of service as a director, or (ii) another designated date at least three years after the date of such deferral election. If any dividends or other rights or distributions of any kind were distributed to shareholders prior to the non-employee director’s receipt of his or her deferred shares, an amount equal to the cash value of such distribution was credited to a deferred dividend account for the non-employee director. The deferred dividend account provides the non-employee director with the right to receive additional shares of Common Stock having a fair market value as of the date of the dividend distribution equal to the cash value of the distributions.
Annual Stock Award. Each non-employee director receives a grant of restricted stock units equal in value to $110,000 on the day following each year’s annual shareholder meeting. The restricted stock units vest and convert to shares of Company Common Stock on the day prior to the next Annual Meeting of shareholders, unless the director makes an election to defer the receipt of the shares.

29    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in three successive years. The terms of directors of Class I expire with this Annual Meeting. The directors of Class II and Class III will continue in office until the 2024 and 2025 Annual Meetings of shareholders, respectively. At the present time, there are five directors serving in Class I (including
Messrs. Dorey and Potts, who have decided not to stand for re-election at the Annual Meeting), three directors serving in Class II and four directors serving in Class III. The shareholders are being asked to vote for the election or re-election of the four director nominees identified below to serve as Class I or Class II directors, as applicable.

Name	Class
William D. Gehl	I
Mark J. Gliebe	II
Nalin Jain	I
Jaco G. van der Merwe	I
The relevant experiences, qualifications, attributes and skills of each nominee that led the Board to recommend them as a nominee for director are described in the section entitled “Board of Directors — Nominees for Election of Class I Directors” and “Board of Directors — Nominee for Election of Class II Director” beginning on page 19 above.
The persons appointed as proxies will vote the shares represented by the proxy appointment in favor of the election to the Board of Directors of each of Director Gehl, Gliebe, Jain and van der Merwe, unless the authority to vote for any or all of the nominees is withheld or such appointment has previously been revoked. Each Class I director will be elected to hold office until the 2026 Annual Meeting of shareholders and thereafter until a successor has been duly elected and qualified. The Class II director will be elected to hold office until the 2024 Annual Meeting of shareholders and thereafter until a successor has been duly elected and qualified. In the event that any nominee is unable to serve (which is not anticipated), the persons appointed as proxies will cast votes for the remaining nominees and for such other persons as they may select.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

30    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
EXECUTIVE OFFICERS
The executive officers of the Company and their ages are as follows:
Name	Age	Position(s)
Jaco G. van der Merwe	50	President and Chief Executive Officer
Rebecca A. Weyenberg	59	Chief Financial Officer
Anshu Pasricha	43	General Counsel, Corporate Secretary & Chief Compliance Officer
Timothy A. Averkamp	51	Group President
Jaco G. van der Merwe
Age: 50

Jaco G. van der Merwe has served as our President & CEO since January 2023. Prior to that, Mr. van der Merwe was a Group President (since January 2019) after having previously served as Group President — Energy since August 2016. From 1998 until 2016, he held various leadership positions at Epiroc (formerly part of Atlas Copco) including, among others, Vice President Marketing for the Deephole Drilling group (2013 to 2016) and President/General Manager for the Mining and Rock Excavation Customer Center (2010 to 2013). Mr. van der Merwe’s career with Atlas Copco began as a Quality Manager in 1998. Prior to joining Atlas Copco, he held various positions at Denel Aviation. Mr. van der Merwe is a naturalized U.S. citizen, originally from South Africa where he completed his Metallurgical Engineering studies at Tshwane University of Technology and a Master of Business Administration from the University of Pretoria.

Rebecca A. Weyenberg
Age: 59

Rebecca A. Weyenberg has served as Chief Financial Officer since December 2019. From 2017 to 2019, she served as Vice President of Global Finance Operations for Welbilt, Inc. (NYSE: WBT). Prior to her work with Welbilt, she served as Chief Financial Officer and Assistant General Manager for Berkeley Hall Club, a premier golf club in Bluffton, South Carolina, from 2015 to 2017. Previously, she served as Vice President, Global Processes, Standards and Shared Services from 2010 to 2015 and as Vice President Finance, North American Region with AGCO Corporation (NYSE: ACGO), from 2006 to 2010.

Anshu Pasricha
Age: 43

Anshu Pasricha has served as General Counsel since October 2020, as General Counsel and Corporate Secretary since December 2020, and as General Counsel, Corporate Secretary & Chief Compliance Officer since June 2021. Prior to his employment with the Company, Mr. Pasricha was an equity shareholder with Koley Jessen, PC, LLO in Omaha, Nebraska, where he specialized in mergers and acquisitions, divestitures, joint ventures, commercial transactions, and provided counsel to his clients on strategic positioning in transactions, restructurings, and in expanding in international markets. Mr. Pasricha began his career in law in New York in 2007, first as an associate with Sullivan & Cromwell LLP, based out of New York and Melbourne, Australia offices, and then with White & Case LLP, based out of its New York office. Mr. Pasricha graduated from SUNY Buffalo with a Master of Science in Electrical Engineering and a Juris Doctor, and also completed graduate coursework in international trade and economic geography. During law school, Mr. Pasricha served as the editor-in-chief of the Buffalo Law Review, and as a judicial intern to the late former Chief United States Judge Donald C. Pogue of the United States Court of International Trade in New York.

31    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Timothy A. Averkamp
Age: 51

Timothy A. Averkamp has served as a Group President since November 2020. Upon joining Astec in November 2019, he was appointed Group President, Construction Machinery Solutions. Prior to joining Astec Industries, he worked for Deere & Company for 22 years in various leadership positions. His positions included President of the Transaxle Manufacturing of America Joint Venture (JV) business between Deere and Yanmar/Kanzaki, Director of Business Partner Integration (BPI) over Deere’s JV businesses with Hitachi Construction Equipment Company, Director BPI over the partnership businesses with Bell Equipment, Engineering Manager Advanced R&D (Construction/Forestry Equipment), Product Marketing Manager, amongst other technical and commercial positions. Mr. Averkamp has a Bachelor of Science in Mechanical Engineering from the University of Wisconsin-Platteville and a Master of Business Administration from the University of Dubuque.

32    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
SENIOR OFFICERS
Certain other senior officers of the Company and their ages are as follows:
Name	Age	Position(s)
Stephen C. Anderson	59	Senior Vice President, Administration and Investor Relations
Michael Norris	54	Senior Vice President, International and Aftermarket Sales
Jamie E. Palm	45	Vice President, Chief Accounting Officer and Corporate Controller
Aletheia D. Silcott	40	Global Vice President, Human Resources
Stephen C. Anderson
Age: 59

Stephen C. Anderson has served as Senior Vice President since 2020 and has overseen the Administrative and Investor Relations functions since 2011 and 2003, respectively. He was Secretary to the Board of Directors from January 2007 to December 2020. He was Vice President of Astec Financial Services, Inc. from 1999 to 2002. Prior to his employment with the Company, Mr. Anderson spent a combined 14 years in commercial banking with SunTrust and AmSouth Banks. Mr. Anderson graduated from the Stonier Graduate School of Banking and has a Bachelor of Science in Business Management and a Master of Business Administration degree from University of Tennessee, Chattanooga.

Michael Norris
Age: 54

Michael Norris has served as Senior Vice President of International & Aftermarket Sales since January 2021. Mr. Norris joined the Company in January of 2018 and previously served as Vice President of International from October 2019. Prior to that, Mr. Norris served as VP of Global Aftermarket for Filtec Ltd. for two years. Prior to joining Filtec Ltd., Mr. Norris worked in the Mining and Construction industry for 18 years in various leadership roles in Sandvik Mining & Construction and Boart Longyear.
Mr. Norris has a Bachelor of Science in Mechanical Engineering from Auburn University and a Master of Business Administration from Kennesaw State University. Mr. Norris is also active in the community as a board member on a non-for-profit organization, the Bethlehem Center, based in Chattanooga, Tennessee.

Jamie E. Palm
Age: 45

Jamie E. Palm has served as Vice President, Chief Accounting Officer and Corporate Controller since November 2020. Prior to her employment with the Company, Ms. Palm was employed by ConnectWise, LLC, where she served as Vice President, Controller since June 2020. From March 2019 to June 2020, Ms. Palm served as Vice President, Corporate Controller and Chief Accounting Officer at Welbilt, Inc. (NYSE: WBT), and as Vice President, Corporate Controller from September 2017 to March 2019. Prior to Welbilt, Inc., Ms. Palm was Assistant Controller at Quality Distribution, Inc., from February 2017 to September 2017. She held financial reporting and finance roles of increasing responsibility with Bloomin’ Brands, Inc. (NASDAQ: BLMN), from 2012 to 2017 and was the Finance Director at Syniverse Technologies LLC, from 2009 to 2012. Ms. Palm began her career in public accounting at Ernst & Young LLP, where she worked from 2002 to 2009. Ms. Palm earned a Master of Accountancy degree and a Bachelor of Arts degree in accounting from the University of South Florida and is a certified public accountant.

33    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Aletheia D. Silcott
Age: 40

Aletheia D. Silcott has served as Global Vice President, Human Resources since February 2023. Prior to that she served as Vice President, Human Resources and Vice President of Finance at Astec Industries. Prior to her employment with the Company, Ms. Silcott was employed with Ernst & Young LLP, where she served as Organizational Effectiveness and Change Management Consultant from 2016 to 2020. Prior to Ernst and Young LLP, Ms. Silcott held a variety of roles with increasing responsibility at AGCO Corporation (NYSE: AGCO) and was the Senior Manager Global Human Resources and Change Management from 2013 to 2015, Chief of Staff to the CEO from 2011 to 2013, and Commercial Controller Europe, Africa and the Middle East from 2010 to 2012 based out of Switzerland. Ms. Silcott began her career at Ernst & Young LLP, as a Business Risk Services Consultant. Ms. Silcott earned her Master of Business Administration with a concentration in International Business from Georgia State University and a Bachelor of Science in Finance from Ithaca College.

34    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
COMPENSATION DISCUSSION
AND ANALYSIS
Overview

In the paragraphs that follow, we will give an overview and analysis of our compensation programs and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. This section includes, among other things, an explanation of the overall objectives of our compensation program, what it is designed to reward, and each element of the compensation that we provide. Later in this proxy statement under the heading “Executive Compensation,” you will find a series of tables containing specific information about the compensation earned or paid in calendar year 2022 to the following individuals, who we refer to as our named executive officers:
●
Barry A. Ruffalo, President and Chief Executive Officer (“CEO”)*

●
Rebecca A. Weyenberg, Chief Financial Officer (“CFO”)

●
Timothy A. Averkamp, Group President

●
Jaco G. van der Merwe, Group President*

●
Anshu Pasricha, General Counsel, Corporate Secretary & Chief Compliance Officer

*
Mr. Ruffalo’s employment with the Company terminated as of January 6, 2023. Mr. van der Merwe was appointed as President and Chief Executive Officer as of January 6, 2023.

The discussion below is intended to help you understand the detailed information provided in the various tables included herein, and to put that information into context within our overall compensation program.
Objectives of Our Compensation Program

Our objectives with respect to the Company’s executive compensation program are to:
●
attract and retain qualified personnel who are critical to the Company’s long-term success and the creation of shareholder value;

●
create a strong link between executive officer compensation and the Company’s annual and long-term financial performance; and

●
encourage the achievement of Company performance goals by utilizing a performance-based incentive structure that is a combination of annual cash awards and stock grants.

In order to be effective, we believe our executive compensation program should effectively link Company performance with executive compensation, thereby aligning the interests of our executives with those of our shareholders. We seek to provide direct compensation that is competitive within the marketplace and believe that a large portion of total compensation should be performance-based and in the form of annual cash incentives and long-term equity awards.

What we do:	What we don’t do:
Engage an independent compensation consultant who reports directly to the Compensation Committee	Provide significant perquisites
Maintain a high percentage of executive pay as “at risk” compensation	Provide guaranteed bonuses or long-term incentive awards
Align targets for performance-based compensation to shareholder interests	Permit engaging in short-term, hedging or speculative transactions involving Company’s Common Stock
Maintain meaningful share ownership requirements for executive officers and directors	Provide single-trigger change in control features
Manage and assess risk in compensation programs annually	Provide gross-up payments to cover personal income taxes or excise tax for payments made in connection with a change of control
Mitigate undue risk by having a clawback policy with respect to performance-based compensation
Periodically, and at least annually, seek shareholder feedback on our executive compensation

35    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
How We Determine and Assess Executive Compensation

Our Compensation Committee of the Board of Directors, composed entirely of independent directors, reviews, determines and approves the base salaries, annual cash incentives, long-term incentives and other compensation of our executive officers, including our named executive officers, with the exception of our CEO. The Compensation Committee performs the same review process regarding the compensation of our CEO but recommends any changes to the CEO’s compensation to the full Board for final approval. Our Compensation Committee is also responsible for making recommendations to the Board with respect to the Company’s executive compensation policies and the adoption of stock and benefit plans.
Our Compensation Committee’s policy is to set senior executive pay at sufficiently competitive levels to attract, retain, and motivate highly talented individuals to contribute to our goals, objectives, and overall financial success. Compensation decisions for named executive officers are reviewed and approved by the Compensation Committee on the basis of the financial performance of the Company and a subjective assessment of a number of factors, which fall into three general categories:
●
Company performance factors, including financial and operational performance of our businesses. Generally, annual cash incentives are based on achievement of performance goals relating to adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), working capital turnover (WCT) and a strategy execution goal related to the successful achievement of our enterprise resource planning implementation project milestones, and performance-based long-term incentive compensation is earned based on achievement of performance goals relating to return on invested capital (ROIC) and total shareholder return (TSR) over a three-year performance period.
●
Individual performance factors, including a named executive officer’s management, leadership, staff development, contribution to the Company’s growth, scope of responsibilities and experience and an assessment of such officer’s future performance potential.

●
Competitive market practices, including information provided by outside compensation consultants, as described below.

Independent Compensation Consultant and Peer Group
The Compensation Committee regularly retains and seeks input from independent compensation consultants in its decision-making process. Since May 2020, the Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. FW Cook reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to retain or dismiss the consultant, and to obtain its advice at the Company’s expense. During calendar year 2022, the Compensation Committee worked with FW Cook to: review considerations and market practices related to short-term incentive plans and long-term equity incentive program design; collect comparative compensation levels for each of our executive officer positions, which included assessment of our executive officers’ base salaries, short-term annual incentive targets and long-term equity compensation levels; review our aggregate equity grant practices; review the Company’s non-employee director compensation program; conduct a compensation risk assessment; review various considerations related to the determination of CEO compensation levels; and review other market practices and trends. The market context and other information provided by FW Cook are among many factors that the Compensation Committee considers when making its decisions. FW Cook also assisted in the preparation of the Company’s public filings with regard to executive compensation.
With FW Cook’s assistance, the Compensation Committee reviewed and analyzed competitive market data as background information in connection with setting calendar year 2022 compensation levels and to obtain a general understanding of current compensation practices. Data sources included industry-specific and size-adjusted published survey data. In addition, the Compensation Committee compared compensation opportunities for our executive officers with pay opportunities available to executive officers in comparable positions at similar companies (our “Peer Group”). Our Peer Group that was used as a general reference point in setting calendar year 2022 compensation for our executive officers consisted of the following 20 comparably-sized companies from the industrial manufacturing industry, each with significant international revenue:
Alamo Group Inc.	Hyster-Yale Materials
Altra Industrial Motion Corporation	John Bean Technologies
Chart Industries	Lindsay Corporation
Circor International Inc.	Manitowoc Co.
Columbus McKinnon Corporation	Mueller Water Products
Commercial Vehicle Group	SPX Corporation
Enerpac Tool Group (f/k/a/ Actuant Corporation)	Standex International
Enpro Industries, Inc.	The Shyft Group, Inc.
Federal Signal Corporation	The Barnes Group
Greenbrier Companies, Inc.	Wabash National Corporation

36    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
The Compensation Committee assessed the independence of FW Cook pursuant to SEC and Nasdaq Rules. In doing so, the Committee considered each of the factors set forth by the SEC and Nasdaq with respect to a compensation consultant’s independence. The Committee also considered the nature and amount of work performed by FW Cook and the fees paid for those services in relation to the firm’s total revenues. FW Cook did not perform any separate additional services for management. On the basis of its consideration of the foregoing and other relevant factors, the Compensation Committee concluded that FW Cook was independent and that there were no conflicts of interest.
The independent consultant will continue to periodically advise the Compensation Committee as to trends in executive compensation and also provide specialized studies or expert advice as requested with respect to executive compensation issues, in each case in order to assist the Compensation Committee and work on its behalf on matters related to the Compensation Committee’s purposes and responsibilities as set forth in the Compensation Committee charter, which is available through the Investor Relations section of our website at www.astecindustries.com. FW Cook will meet with the Compensation Committee and attend regular Compensation Committee meetings in person or by telephone as requested.
Consideration of Last Year’s Advisory Shareholder Vote on Executive Compensation

At the Annual Meeting of Shareholders on April 28, 2022, approximately 98.5% of the shares voted were cast to approve the compensation of the Company’s named executive officers, as discussed and disclosed in the 2022 Proxy Statement. The Board and the Compensation Committee appreciate and value the views of our shareholders. The results of this advisory vote on executive compensation shows that the compensation paid to our named executive officers and the Company’s overall pay practices were supported by a vast majority of the shares voted. No specific changes were made in the compensation paid to our executive officers due to the results of this advisory vote.
Currently, our policy is to have an advisory vote on executive compensation every year. This is based on the results of the shareholder vote at the Annual Meeting of Shareholders on April 27, 2017. A vote to recommend the frequency of advisory shareholder votes on the compensation of executive officers is required every six years, and accordingly, a vote to recommend the frequency of such votes in the future is a proposal at the 2023 Annual Meeting.

Elements of Our Compensation Program

In calendar year 2022, the principal elements of our executive compensation program, and the purposes for each element, were as follows:
Component	Objectives	Key Features
Base Salary	Recognizes market pay information, as well as individual experience, performance and level of responsibility	Reasonable level of fixed compensation designed to attract and retain talent
Annual cash incentive	Motivates and establishes a strong link between pay and performance	Variable, at risk compensation directly tied to the achievement of financial and strategic annual goals
Long-term equity incentive	Aligns management compensation with creating long-term shareholder value and retains talent through multiyear vesting; Facilitates stock ownership by employees	Time-based restricted stock units (RSUs) and performance-based restricted stock units (PSUs) that vest based on continued employment and satisfaction of performance goals
In addition to the above described key components, the Company’s executive officer compensation program also includes certain limited perquisites and executive benefits, including contributions to the Company’s Supplemental Executive Retirement Plan (“SERP”) (the SERP is closed to new participants), a non-qualified deferred compensation plan (“Deferred Compensation Plan”) that allows participants to defer a portion of their base salary and/or annual bonus (which plan became effective January 1, 2021), as well as other benefits that are generally available to all employees of the Company, including medical and 401(k) plans.
Base Salary
Base salary is the fixed component of our named executive officers’ total direct compensation, as opposed to at-risk compensation based on performance. The Compensation Committee reviews base salaries on an annual basis and base salary increases for named executive officers, when given, historically have reflected adjustments to reflect changes in market-based compensation for similarly situated executives in our industry, with further increases approved by the Compensation Committee based on a subjective assessment of a number of factors as discussed above. Base salary changes for the CEO are approved by the Company’s full Board.
In determining base salaries for the named executive officers each year, the Compensation Committee considers evaluations and recommendations provided by the Company’s CEO regarding whether adjustments to base compensation of the other named executive officers are warranted (each of whom report directly to the CEO), its own observations, and information provided by compensation consultants. In recommending changes to the CEO’s base salary to the full Board for approval, the Compensation Committee considers its own observations and assessments with respect to individual performance, the CEO’s leadership of the Company and information provided by outside compensation consultants.

37    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
After considering these factors, and discussing proposed salaries for the other named executive officers with the CEO, the Compensation Committee approved annual salaries for the named executive officers (with the indicated percentage increases), effective January 1, 2022:
Executive Officer	2021 Base Salary	Percentage Change	2022 Base Salary
Mr. Ruffalo	$815,000	3.1%	$840,000
Ms. Weyenberg	$405,000	10.6%	$448,000
Mr. Averkamp	$380,000	3.2%	$392,000
Mr. van der Merwe	$380,000	5.3%	$400,000
Mr. Pasricha	$350,000	11.4%	$390,000
Changes to the compensation for Mr. Pasricha and Ms. Weyenberg were to bring their compensation in line with similarly situated executives in our industry, and were based in part on FW Cook’s compensation study and market analysis completed in Fall 2021 to inform any changes for 2022. Changes to the compensation for other named executive officers were in line with market conditions and also reflected changes based on individual performance.
Annual Cash Incentive Compensation
We provide annual cash incentive opportunities to motivate and reward the named executive officers for achievement of financial results and key business objectives. For calendar year 2022, the Compensation Committee continued with our annual incentive plan (AIP) largely consistent with the AIP that was in place for calendar year 2021, with changes to reflect the importance of incentivizing execution of our strategy related to the successful achievement of our enterprise resource planning implementation project milestones. The primary components of the program are discussed below.
A target bonus opportunity is set for each named executive officer as a percentage of base salary, with the percentage varying depending on their position, based on a review of competitive market practices and internal equity. For 2022, the AIP target amounts for the named executive officers were as follows:
Executive Officer	Target 2021 Incentive (% of Base Salary)	Target 2022 Incentive (% of Base Salary)	Target Incentive ($)
Mr. Ruffalo	100%	100%	$840,000
Ms. Weyenberg	70%	70%	$313,600
Mr. van der Merwe	60%	60%	$240,000
Mr. Averkamp	60%	60%	$235,200
Mr. Pasricha	50%	60%	$234,000
In order to earn any annual incentive pay for the Adjusted EBITDA and Working Capital Turnover metrics, a plan trigger goal must be achieved. For calendar year 2022, the plan trigger goal was achieving at least 65% of a target Adjusted EBITDA goal, or $65 million. Assuming the plan trigger goal was achieved, actual incentive amounts that could be earned by the named executive officers for 2022 ranged from 50% (for performance at threshold levels) to a maximum of 200% (for performance above target levels) of their respective target bonus amounts, based on the level of achievement of performance goals relating to three key metrics: Adjusted EBITDA (weighted 50%), Working Capital Turnover (weighted 25%), and a non-financial metric related to the successful achievement of our enterprise resource planning implementation project milestones (weighted 25%). Performance goals for the CEO, CFO and other corporate officers relate 100% to total Company performance, while awards to Group Presidents relate 50% to overall Company performance and 50% to their respective Group’s performance. We retained the Adjusted EBITDA (defined below) as an AIP performance metric for calendar year 2022 because we continue to believe that it is an efficient short-term measure of operating performance, profitability and cash flow. We also retained Working Capital Turnover (defined below) as an AIP performance metric for calendar year 2022 because it is an important indicator of how efficiently we use our working capital to support our sales, which we believe is critical to our success. We included the non-financial metric — Strategy Execution — related to the successful on-time achievement of project milestones associated with our enterprise resource planning implementation project because this is a strategic initiative that is critical to the Company’s transformation.

38    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Company Performance Goals and 2022 Results
	Weighting	Threshold	Target	Maximum	Actual 2022 Results	Actual Payout as a % of Target
Adjusted EBITDA(1)	50%	$80M	$100M	$120M	$71M	0%
Working Capital Turnover(2)	25%	2.2	2.8	3.4	3.0	140%
Strategy Execution(3)	25%					200%
Payout % (% of Target)		50%	100%	200%		85%(4)

(1)
Adjusted EBITDA is a non-GAAP financial measure that is defined as net income before interest, income taxes, depreciation and amortization each excluding the effect of acquisitions completed during the year, further adjusted for gains or losses outside the normal scope of our ordinary activities including but not limited to transformation program costs, restructuring and other related charges, asset impairments, gains or losses on the sale of assets, transaction costs representing acquisition and integration related costs and other items of income expense, gain or loss, that, in the case of each of the foregoing are identified in the publicly filed reports.

(2)
Working capital turnover ratio is a formula that calculates how efficiently the company utilizes working capital to support sales and growth. Working capital is current assets minus current liabilities. The working capital turnover ratio is calculated as follows: annual net sales divided by the average amount of working capital during the same year.

(3)
Strategy Execution is a non-financial metric related to the successful on-time achievement of project milestones associated with our enterprise resource planning implementation project because this is a strategic initiative that is critical to the Company’s transformation.

(4)
Mr. Averkamp and Mr. van der Merwe’s 2022 AIP incentive goals were based 50% on Company performance and 50% on their respective Group’s performance. Performance goals relating to Group performance for 2022 were set at levels that were intended to be challenging yet achievable, and should reflect meaningful progress towards achieving key financial and strategic objectives. Mr. van der Merwe’s Group achieved below-target results for its Adjusted EBITDA performance goal, and above-target results for its Working Capital Turnover and Strategy Execution performance goals, which, when combined with Company performance, resulted in an actual AIP payout to Mr. van der Merwe of 112% of his AIP target bonus opportunity. Mr. Averkamp’s Group achieved below-target results for its Adjusted EBITDA and Working Capital Turnover performance goals, and above-target results for its Strategy Execution performance goals, which, when combined with Company performance, resulted in an actual AIP payout to Mr. Averkamp of 84% of his AIP target bonus opportunity.

Based on achievement on the performance goals in calendar year 2022, the Compensation Committee approved the following 2022 AIP bonus payments for the named executive officers: Mr. Ruffalo, $714,000; Ms. Weyenberg, $266,560; Mr. van der Merwe, $268,500; Mr. Averkamp, $196,613; and Mr. Pasricha, $198,900.
Long-Term Incentive Compensation
Grants of equity-based compensation are designed to create a strong and direct link between executive officer pay and shareholder return and to enable executive officers to develop and maintain a long-term position in the Company’s common stock. For calendar year 2022, the Committee approved equity awards to key employees, including the named executive officers, consisting of time-based restricted stock units (RSUs) and performance-based restricted stock units (PSUs). RSUs comprise 50% of the calendar year 2022 total Long-Term Incentive (“LTI”) value, and will vest in equal installments on the first three anniversaries of the grant date, subject to the participant’s continued employment with the Company. PSUs comprise the remaining 50% of the total LTI value awarded in calendar year 2022 and can be earned in amounts between 0% and 200% of a target award amount. The PSUs granted in calendar year 2022 have a single, three-year performance period and will vest and be earned on the third anniversary of the grant date. The amount of PSUs earned will be based on the level of achievement of performance goals relating to two metrics:
●
Return on invested capital (ROIC) accounts for 50% of the total PSU award value. ROIC has historically been tied to shareholder value and supports a disciplined approach to capital management.

●
Total shareholder return (TSR) relative to a peer group accounts for the remaining 50% PSU award value. This metric has been used as a performance measure for PSU awards since 2016 and measures our stock price performance relative to a custom peer group. PSUs may be earned between 0% and 200% of the target award based on our TSR relative to our peer group, as follows: 200% of the target award is earned if our TSR is at the 75th percentile and above; 100% of the target award is earned if our TSR is at the 50th percentile; 50% of the target award is earned if our TSR is at the 25th percentile; and 0% of the target award is earned if our TSR is below the 25th percentile.

39    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
The Committee approved awards of RSUs and PSUs for each named executive officer with the intended target grant values and the number of RSUs and PSUs granted to each named executive officer being as follows:
	Time-Based RSUs		PSUs — ROIC		PSUs — TSR
	Target Award Value ($)	Awards Granted	Target Award Value ($)	Awards Granted (at target)	Target Award Value ($)	Awards Granted (at target)
Mr. Ruffalo	1,260,000	24,760	630,000	12,380	630,000	12,379
Ms. Weyenberg	300,000	5,896	150,000	2,948	150,000	2,947
Mr. van der Merwe	230,000	4,520	115,000	2,260	115,000	2,260
Mr. Averkamp	215,000	4,225	107,500	2,113	107,500	2,112
Mr. Pasricha	230,000	4,520	115,000	2,260	115,000	2,260
Deferred Compensation Plan
The Deferred Compensation Plan is a nonqualified deferred compensation plan that the Company adopted effective January 1, 2021, to provide select employees, including its executive officers, with an opportunity to voluntarily defer the receipt of a portion of their base salary and/or annual cash incentive awards. The Compensation Committee believes that providing opportunities to defer taxable income is an important part of an attractive rewards program necessary to recruit and retain qualified executive officers.
Perquisites and other Executive Benefits
Executive officers are eligible for certain perquisites and additional benefits that are not available to all employees (but are available to many management level employees), such as our SERP (the SERP is closed to new participants). The SERP provides additional benefits to individuals whose retirement benefits are affected by the limit on the maximum amount of compensation which may be taken into account under the Company’s 401(k) plan and provides additional benefits on annual profit-sharing distributions not recognized under the 401(k) plan. Additional details regarding perquisites and other benefits provided to our named executive officers are disclosed in the Summary Compensation Table and described in the accompanying narrative.
We believe the perquisites and additional benefits provided to our named executive officers are reasonable in light of industry practices and competitive with the perquisites provided to executive officers within our peer group. We review the perquisites provided to our executive officers on an annual basis to ensure that we are providing benefits that align with our overall compensation goal of providing competitive compensation to our executive officers that maximizes the interests of our shareholders.
Executive Officer Severance Agreements and Change in Control Severance Plan

Each of the Company’s named executive officers is a party to a severance agreement with the Company, and also participates in an
Executive Change in Control Severance Plan, which provide for the payment of severance compensation and benefits in certain termination and change of control scenarios. The Compensation Committee believes the (i) severance agreements are important because providing severance benefits is an important recruitment and retention tool that is necessary in the competitive marketplace for talented executives and (ii) participation in the Executive Change in Control Severance Plan is important to encourage the Company’s CEO and the named executive officers to continue to work in the best interests of the Company and its shareholders in a potential change of control situation, and to evaluate any possible transaction with the maximum degree of independence and objectivity by removing the fear of job loss and other distractions that may result from potential, rumored or actual changes of control of the Company. All benefits under our change of control plan are “double-trigger” benefits, meaning that no compensation will be paid to participants solely upon the occurrence of a change of control so as to not create an unintended incentive. We believe that this structure is appropriate for employees whose jobs are in fact terminated in such a transaction, without providing a windfall to those who continue employment following the transaction. Please see “Potential Payments Upon Termination or Change of Control” section below for descriptions of these agreements.
Other Factors Affecting Compensation

Accounting Considerations
The Company considers the accounting implications of all aspects of its executive compensation program. As a result of the provisions of FASB ASC Topic 718, we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on our selection of forms of equity compensation. In addition, accounting treatment is just one of many factors impacting plan design and pay determinations. Our executive compensation program is designed to achieve the most favorable accounting and tax treatment possible as long as doing so does not conflict with intended plan design or program objectives.

40    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Additional Executive Compensation Policies

Stock Ownership Guidelines
The Company requires Company executives to accumulate and hold shares of common stock of the Company having a value of at least the following:
CEO	5x annual base salary
Executive Officers (as described on page 30)	3x annual base salary
Other Senior Officers (as described on page 32)	1.5x to 2x annual base salary
Until the Executive has satisfied the above stock ownership guidelines, such Executive is required to retain fifty percent (50%) of the “net shares” of common stock received from the Corporation as compensation that are issued after July 28, 2016. Furthermore, once an executive has satisfied the stock ownership guidelines, any future sales of stock by such executive shall be permitted only to the extent that such executive shall continue to meet the guidelines immediately following such sale.
Clawback Policy
The Company adopted a Clawback Policy on April 26, 2018 covering current and former executive officers. Compensation subject to the policy includes annual cash bonus and performance-based stock awards. Under the policy, in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. federal securities laws, the Company will use reasonable efforts to recover excess amounts paid to the aforementioned executives whom the Board has determined engaged in fraud or willful misconduct that contributed to the need to restate the financial statements for any period within the three most recently completed fiscal years.

41    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
EXECUTIVE
COMPENSATION
Summary Compensation Table
This table provides information regarding compensation paid to or earned by our 2022 named executive officers for each of the years ended December 31, 2022, 2021 and 2020 in which they were also named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Barry A. Ruffalo, Chief Executive Officer(1)	2022	$840,000	$—	$2,551,341	$714,000	$140,144	$4,245,485
	2021	815,000	—	2,252,455	235,331	166,939	3,469,725
	2020	750,000	149,625(2)	1,308,392	299,250	171,298	2,678,565
Rebecca A. Weyenberg, Chief Financial Officer	2022	$448,000	$—	$607,500	$266,560	$78,096	$1,400,156
	2021	405,000	—	864,229	81,861	80,380	1,431,470
	2020	375,000	52,369(2)	536,660	104,738	296,258	1,365,025
Jaco G. van der Merwe, Group President	2022	$400,000	$—	$465,763	$268,500	$77,802	$1,212,065
	2021	380,000	—	538,064	123,120	81,239	1,122,423
	2020	366,292	64,068(2)	653,631	128,136	74,144	1,286,271
Timothy A. Averkamp, Group President	2022	$392,000	$—	$435,364	$196,613	$72,625	$1,096,602
	2021	380,000	—	538,064	82,793	71,527	1,072,384
	2020	320,000	69,752(2)	387,510	45,504	53,389	876,155
Anshu Pasricha, General Counsel, Corporate Secretary & Chief Compliance Officer	2022	$390,000	$—	$465,763	$198,900	$83,047	$1,137,710
	2021	350,000	—	500,590	50,531	114,592	1,015,713

(1)
Mr. Ruffalo’s employment with the Company terminated as of January 6, 2023.

(2)
Amounts reflect discretionary bonuses awarded to NEOs in recognition of significant contributions to the success of the Company during a period when Company revenue and earnings were negatively impacted by COVID-19.

(3)
Amounts reflect the grant date fair value of RSUs granted in the reported year, determined in accordance with Financial Accounting Standards Board ASC Topic 718 Stock Compensation (“FASB ASC Topic 718”). The grant date fair value of the time-based RSUs is based on the closing market price of the Company’s common stock on the day prior to the grant date multiplied by the number of RSUs granted. The grant date fair value of the performance-based RSUs with an ROIC performance metric is based on the closing price of the Company’s common stock on the day prior to the grant date and the probable outcome of performance-based conditions at the time of grant. Grant date fair value for the performance-based RSUs with a TSR performance condition are determined using a Monte-Carlo simulation model. For more information regarding annual RSU grants pursuant to our long-term incentive program, see the Compensation Discussion and Analysis section of this proxy statement.

(4)
Reflects annual incentive award earned based on achievement of pre-established performance goals, as more fully described in the Compensation Discussion and Analysis section of this proxy statement.

42    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
(5)
Amounts included in this column for 2022 include the following:

	Ruffalo	Weyenberg	van der Merwe	Averkamp	Pasricha
Employer contribution to 401(k) plan	$9,150	$9,150	$9,150	$9,150	$9,150
Employer contribution to SERP	$106,812	$51,746	$51,735	$47,133	$42,899
Automobile	$18,291	$15,146	$15,951	$15,400	$9,548
Reimbursed relocation costs	—	—	—	—	$15,560
Tax gross-up on relocation cost reimbursement	—	—	—	—	$5,497
Use of Company Aircraft	$3,710	—	—	—	—
Group Term Life	$2,181	$2,054	$966	$907	$393
Other	$—	$—	—	$35	—
TOTAL	$140,144	$78,096	$77,802	$72,625	$83,047

43    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Grants of Plan-Based Awards for Calendar Year 2022
The following table sets forth individual grants of awards made to each named executive officer during calendar year 2022.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	Grant Date Fair Value of Stock and Option Awards(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Ruffalo		420,000	840,000	1,680,000
	2/28/22							24,760	1,260,036
	2/28/22				6,190	12,380(2)	24,760		630,018
	2/28/22				6,190	12,379(3)	24,758		661,286
Ms. Weyenberg		156,800	313,600	627,200
	2/28/22							5,896	300,047
	2/28/22				1,474	2,948(2)	5,896		150,024
	2/28/22				1,474	2,947(3)	5,894		157,429
Mr. van der Merwe		120,000	240,000	480,000
	2/28/22							4,520	230,023
	2/28/22				1,130	2,260(2)	4,520		115,011
	2/28/22				1,130	2,260(3)	4,520		120,729
Mr. Averkamp		117,600	235,200	470,400
	2/28/22							4,225	215,010
	2/28/22				1,057	2,113(2)	4,226		107,531
	2/28/22				1,056	2,112(3)	4,224		112,823
Mr. Pasricha		117,000	234,000	468,000
	2/28/22							4,520	230,023
	2/28/22				1,130	2,260(2)	4,520		115,011
	2/28/22				1,130	2,260(3)	4,520		120,729

(1)
Represents potential threshold, target and maximum payout opportunities for financial performance in calendar year 2022 under the annual cash incentive plan.

(2)
Reflects performance-based restricted stock units that vest on the third anniversary of the grant date based on the level of achievement of performance goals relating to average return on invested capital, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(3)
Reflects performance-based restricted stock units that vest on the third anniversary of the grant date based on the level of achievement of performance goals relating to relative total shareholder return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(4)
Reflects time-based restricted stock units that vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(5)
Reflects the aggregate grant date fair value of the award determined in accordance with FASB ASC Topic 718. Grant date fair value for the time-based restricted stock units is based on the closing market price of the Company’s common stock on the day prior to the grant date. Grant date fair value for the performance-based restricted stock units that vest based on the average return on invested capital performance metric is based on the closing market price of the Company’s common stock on the day prior to the grant date and the probable outcome of performance-based conditions at the time of grant. Grant date fair value for the performance-based restricted stock units with a TSR performance condition are determined using a Monte-Carlo simulation model.

44    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Ratio of Chief Executive Officer to Median Employee Compensation in 2022
The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
To determine our median employee pay, we considered all employees of the Company and its consolidated subsidiaries as of December 31, 2022. We chose actual year-to-date total gross pay (which included base pay, commissions, overtime payments, bonuses, stock incentive award vesting during the year) as our consistently applied compensation measure utilized in the determination. We did not annualize compensation for employees who commenced work during 2022.
Using this methodology, we identified the median employee and then determined the median employee’s total annual compensation in accordance with the rules that apply to named executive officers in the Summary Compensation Table. The total annual compensation of our median employee was $62,873. The total annual compensation of our CEO was $4,245,485. Accordingly, the ratio of CEO pay to median employee pay was 68:1.

Outstanding Equity Awards at December 31, 2022
This table discloses outstanding stock awards for the named executive officers as of December 31, 2022.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(11)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Mr. Ruffalo*	614(1)	24,965
	6,631(2)	269,616	13,000(8)	528,580
	9,028(3)	367,091	26,951(9)	1,095,815
	25,043(7)	1,018,253	50,084(10)	2,036,423
Ms. Weyenberg	2,872(2)	116,776
	3,009(3)	122,350	5,636(8)	229,160
	5,963(7)	242,472	8,984(9)	365,272
	1,004(6)	40,811	11,925(10)	484,863
Mr. van der Merwe	1,950(5)	79,287
	2,311(2)	93,965	4,534(8)	184,352
	2,157(3)	87,700	6,437(9)	261,735
	4,572(7)	185,885	9,143(10)	371,769
Mr. Averkamp	2,075(2)	84,370	4,070(8)	165,486
	2,157(3)	87,700	6,437(9)	261,735
	4,273(7)	173,753	8,547(10)	347,505
Mr. Pasricha	1,459(4)	59,323	5,990(9)	243,542
	2,006(3)	81,580	9,143(10)	371,769
	4,572(7)	185,885

*
Mr. Ruffalo’s employment with the Company terminated as of January 6, 2023. As a result, pursuant to his Severance Agreement with the Company, a pro rata portion of Mr. Ruffalo’s outstanding time-based and performance-based restricted stock units became vested (based on the number of calendar days of employment during the vesting period or performance period, as applicable). None of Mr. Ruffalo’s outstanding restricted stock units remained outstanding following his termination of employment with the Company.

(1)
Reflects restricted stock units granted Mr. Ruffalo on February 28, 2020, for the 2019 RSU cycle. The restricted stock units vest in equal installments on the first three anniversaries of the grant date or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(2)
Reflects restricted stock units that were granted on March 16, 2020, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

45    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
(3)
Reflects restricted stock units that were granted on April 30, 2021, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(4)
Reflects restricted stock units granted to Mr. Pasricha on October 7, 2020. The restricted stock units vest on October 7, 2023, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(5)
Reflects additional restricted stock units granted to Mr. van der Merwe on February 28, 2020 that vest in installments on the first three anniversaries of the grant date, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(6)
Reflects restricted stock units that were granted to Ms. Weyenberg on April 30, 2021, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(7)
Reflects restricted stock units that were granted on February 28, 2022, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(8)
Reflects performance-based restricted stock units that were granted on March 16, 2020, and vest in equal installments on the first three anniversaries of the grant date based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum levels of achievement of the performance goals, which would result in 200% of the target award being earned.

(9)
Reflects performance-based restricted stock units that were granted on April 30, 2021, and vest in equal installments on the first three anniversaries of the grant date based on the level of achievement of performance goals relating to relative average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum levels of achievement of the performance goals, which would result in 200% of the target award being earned.

(10)
Reflects performance-based restricted stock units that were granted on February 28, 2022, and vest on the third anniversary of the grant date based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum levels of achievement of the performance goals, which would result in 200% of the target award being earned.

(11)
Reflects the value calculated by multiplying the number of restricted stock units by $40.66, which was the closing price of our common stock on December 30, 2022.

Option Exercises and Stock Vested in 2022
This table provides information regarding the vesting of restricted stock units held by the named executive officers during calendar year 2022.

	Stock Awards (RSUs)
Name	Number of shares acquired upon vesting	Value realized on vesting(1)
Mr. Ruffalo	30,341	$1,290,284
Ms. Weyenberg	11,053	$462,975
Mr. van der Merwe	9,130	$400,902
Mr. Averkamp	7,429	$312,113
Mr. Pasricha	1,418	$47,631

(1)
Value realized represents the fair market value of the shares on the vesting date.

46    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Nonqualified Deferred Compensation for the Year Ended December 31, 2022

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Mr. Ruffalo	SERP	—	106,812	(80,164)	—	368,896
Ms. Weyenberg	SERP	—	51,746	(35,948)	—	116,390
Mr. van der Merwe	SERP	—	51,735	(75,031)	—	278,066
Mr. Averkamp	SERP	—	47,133	(16,785)	—	124,699
Mr. Pasricha	SERP	—	42,899	(15,468)	—	67,796
	Deferred Compensation Plan	113,306	—	(22,022)	—	177,538

(1)
Reflects the annual Company contributions made to the Supplemental Executive Retirement Plan (SERP) accounts of the named executive officers in an amount equal to 10% of the executive’s total cash compensation, as defined in the plan. These amounts are reflected in the Summary Compensation Table in the “All Other Compensation” column for 2022.

(2)
Reflects the aggregate earnings (losses) credited to the executive’s account during calendar year 2022, which include interest and other earnings based on the investment elections of the executive. All investment elections provide market returns and there were no preferential or above-market earnings that would be required to be included in the Summary Compensation Table in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.

(3)
The following amounts included in the Aggregate Balance at December 31, 2022 were previously reported as compensation to the named executive officers in the Summary Compensation Table for years prior to 2022: Mr. Ruffalo, $257,679; Ms. Weyenberg, $85,125; Mr. van der Merwe, $175,942; Mr. Averkamp, $75,895; and Mr. Pasricha, $35,801.

The Astec Industries, Inc. Supplemental Executive Retirement Plan (SERP) provides a fully vested retirement benefit to our named executive officers upon their termination of employment with the Company.
During a participant’s employment, the Company contributes 10%, unless specified otherwise by the Board, of such participant’s compensation (which includes base salary and annual cash incentive awards but excludes certain amounts, such as an amount realized from the granting or vesting of restricted stock units) to each named executive officer’s SERP account. This amount is credited with earnings or losses based on the rate of return on the participant’s investment elections, which include money market funds, mutual funds, and Company common stock, and are generally the same investment choices available under our 401(k) plan.
Upon separation from service, the Company will pay the participant a single lump sum in cash equal to the amount in his or her SERP account or a participant may elect to receive payment in annual installments, not to exceed 10 years. If a participant dies before receiving the lump sum payment, or, in the case of an annual installment election, before receiving all installments, the SERP account balance will be distributed to his or her survivor in a single lump sum as soon as practicable following the participant’s death. Accelerated withdrawal is not permitted except in certain limited circumstances specified in the plan. The Company may terminate the SERP at any time but must pay participants the account value as determined under the SERP.
The Astec Industries, Inc. Deferred Compensation Plan is a nonqualified deferred compensation plan pursuant to which the named executive officers and other eligible participants may elect to defer between 10% and 75% of their base compensation and between 10% and 100% of their annual incentive bonus. Deferral elections for compensation earned in a calendar year are due by the December 31 of the preceding calendar year are irrevocable. These deferral elections are for the base compensation and bonus earned during that year, even if the amounts are actually payable in the following year. Deferrals of equity compensation or severance are not permitted, and a separate election is required for each year. The plan does not provide for any form of company contribution, and participants are at all times fully vested in their account balance. Deferrals are held for each participant in separate individual accounts in an irrevocable rabbi trust. Deferred amounts are credited with earnings or losses based on the rate of return of investment funds selected by the executive, which the executive may change at any time. Participants are able to elect a distribution event for each year’s deferrals, which could be either (i) the date the participant reaches age 65, (ii) the first day of the seventh month following the participant’s separation from service, or (iii) a specific date elected by the participant, which must be at least two full years after the end of the year for which deferrals are made. Participants may also make an election regarding payment terms, which may be either a lump sum, or any whole number of annual installments from two to ten. While elections regarding time and form of payment are generally irrevocable, participants are permitted to change these elections provided the change is made at least one year before the payment event and provided the commencement of benefits is delayed by at least five years. If a participant dies before receiving the full value of the deferral account balances, the participant’s beneficiary receives the full value of the participant’s account in a lump sum no later than the last day of the calendar year following the year in which the participant’s death occurs. The plan does not provide for hardship withdrawals, but does allow limited accelerations of payment under certain events permitted by the Internal Revenue Code, including satisfaction of federal, state, or local ethics requirements, payment of certain tax obligations, and satisfaction of limited debt obligations to the Company as permitted by law. The plan does not expressly contemplate payment on a change in control of the Company, though applicable law would generally permit the Company to terminate and distribute the plan in full within 30 days before or 12 months following a change in control.

47    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Potential Payments upon Termination, Resignation or Change-in-Control

This section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our named executive officers would have been entitled if their employment had terminated on December 31, 2022, under various circumstances.
Severance Agreements and Executive Change in Control Plan
Each named executive officer is a party to a severance agreement (each, a “Severance Agreement”) and is a participant in the Company’s Executive Change in Control Severance Plan (the “Change in Control Plan”) as described below.
Pursuant to the Severance Agreements, the named executive officers would be eligible for certain severance benefits upon a termination of employment under certain circumstances. The Severance Agreements provide that if a named executive officer’s employment with the Company is terminated (i) by the Company other than due to Cause (as defined in the Severance Agreement), death or Disability (as defined in the Severance Agreement), or (ii) by the executive officer for Good Reason (as defined in the Severance Agreement), then, in addition to certain accrued compensation and benefits, the Company will make certain severance payments and provide certain benefits to the named executive officer, generally as follows:
●
a lump sum cash amount equal to a pro-rata portion of the named executive officer’s target annual cash incentive under the Company’s annual incentive programs for the year of termination (based on the number of days employed during such year);

●
a lump sum cash amount equal to 1.5 (two for Mr. Ruffalo) multiplied by the sum of (1) the named executive officer’s annual base salary plus (2) the named executive officer’s target annual cash incentive;

●
cash payment for health coverage equal to monthly cost to provide group medical, dental, vision and/or prescription drug plan benefits sponsored by the Company and maintained by the named executive officer as of the date of the termination multiplied by 18 (24 for Mr. Ruffalo);

●
reasonable and customary outplacement services for a period of 18 months (24 months for Mr. Ruffalo) after termination, for up to $10,000; and

●
treatment of equity compensation awards as follows:

◦
immediate pro-rata vesting of unvested time-based awards (based on the number of calendar days of employment during the vesting period); and

◦
pro-rata vesting of unvested performance-based awards at target (based on the number of days employed during the performance period).

Upon a termination event, and as a condition to receiving the severance or change of control compensation under the Severance Agreements, the named executive officer is required to timely sign and not revoke a customary release of claims in favor of the Company. The Severance Agreements also impose on the named executive officers customary confidentiality, intellectual property and mutual non-disparagement restrictive covenants, as well as non-competition and non-solicitation obligations that extend for 24 months (for the CEO) or 18 months (for the other named executive officers) after termination.
The Change in Control Plan provides for severance payments and benefits to the Company’s executive officers, including the named executive officers, in the event their employment is involuntarily terminated in connection with a change in control of the Company.
Under the Change in Control Plan, participants are grouped into three tiers of benefits, as selected and designated by the Compensation Committee. Mr. Ruffalo was designated as a Tier l Participant in the Change in Control Plan, and each of the other named executive officers has been designated as a Tier ll Participant. If a participating executive’s employment is terminated by the Company without Cause or by the participant for Good Reason (as such terms are defined in the Change in Control Plan), and the termination occurs within a 24 month period following a change in control of the Company (or if the termination occurs prior to a change in control and it can reasonably be shown that the termination was in connection with the change in control), the participant will be entitled to certain severance payments and benefits (the “Change in Control Severance Benefits”). The Change in Control Severance Benefits include lump sum cash payments of the following amounts: (1) a pro rata target annual bonus for the year of termination, (2) a severance payment equal to 3.0 times, in the case of a Tier I Participant, or 2.0 times, in the case of a Tier II Participant, or 1.5 times, in the case of a Tier III Participant, the participant’s base salary and target annual bonus, and (3) a payment equal to the full cost to provide group health benefits to the participant for 36 months, in the case of a Tier I Participant, or 24 months, in the case of a Tier II Participant, or 18 months, in the case of a Tier III Participant (based on group health benefits sponsored by the Company and maintained by the participant as of the termination date). In addition, all of the participant’s outstanding stock options, restricted stock units and other stock awards with time-based vesting restrictions will become fully vested and exercisable, and all of the participant’s outstanding performance-based stock awards will be deemed to have been fully earned as of the termination date based on an assumed achievement of all relevant performance goals at “target” level, and will payout within 60 days following the termination date. The participant will also be eligible for 12 months following the termination date for up to $25,000 of outplacement services payable by the Company. As a condition to receiving payments and benefits under the Change in Control Plan, a participant must enter into a separation agreement with the Company, which will contain a general release of claims and certain restrictive covenants, including non-competition, customer non-solicitation and employee non-recruitment, that will apply for a period of 12 months, in the case of a Tier I Participant, or eight months, in the case of a Tier II or Tier III Participant, following the participant’s termination of employment.
The Change in Control Plan does not provide for any tax gross-ups. In the event a participant would be subject to a 20% excise tax under Section 4999 of the Internal Revenue Code (imposed on individuals who receive compensation in connection with a change of control that exceeds certain specified limits), the payments and benefits to the participant would be reduced to the maximum amount that does not trigger the excise tax unless the participant would retain greater value (on an after-tax basis) by receiving all payments and benefits and paying all excise and income taxes.

48    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
The following table sets forth the estimated payments and benefits to each of the named executive officers if their employment with the Company had been terminated under various circumstances as of December 31, 2022. For Mr. Ruffalo, the amounts under Involuntary Termination, without a Change in Control reflect actual payments received by Mr. Ruffalo in connection with termination of his employment with the Company as of January 6, 2023.
Named Executive Officer	Involuntary Termination, without a Change in Control) ($)	Involuntary Termination in connection with Change in Control ($)	Termination Due to Retirement, Death or Disability (S)
Mr. Ruffalo
Cash Severance	3,373,808(6)	5,040,000(2)	—
Payment for Health Benefits	57,899(3)	86,848(4)	—
Value of Equity Acceleration	1,698,566(7)	3,510,334(5)	3,510,334(5)
Outplacement Services	10,000	25,000	—
Total	5,140,273	8,662,182	3,510,334
Ms. Weyenberg
Cash Severance	1,142,400(1)	1,523,200(2)	—
Payment for Health Benefits	23,962(3)	31,950(4)	—
Value of Equity Acceleration	533,350(5)	1,062,056(5)	1,062,056(5)
Outplacement Services	10,000	25,000
Total	1,709,712	2,642,206	1,062,056
Mr. van der Merwe
Cash Severance	960,000(1)	1,280,000(2)	—
Payment for Health Benefits	33,738(3)	44,984(4)	—
Value of Equity Acceleration	464,871(5)	855,765(5)	855,765(5)
Outplacement Services	10,000	25,000	—
Total	1,468,609	2,205,749	855,765
Mr. Averkamp
Cash Severance	940,800(1)	1,254,400(2)	—
Payment for Health Benefits	33,744(3)	44,992(4)	—
Value of Equity Acceleration	373,437(5)	733,186(5)	733,186(5)
Outplacement Services	10,000	25,000	—
Total	1,357,981	2,057,578	733,186
Mr. Pasricha
Cash Severance	936,000(1)	1,248,000(2)	—
Payment for Health Benefits	33,744(3)	44,992(4)	—
Value of Equity Acceleration	237,120(5)	634,443(5)	634,443(5)
Outplacement Services	10,000	25,000	—
Total	1,216,864	1,952,435	634,443

(1)
Reflects a lump sum cash amount equal to 1.5 (two for Mr. Ruffalo) multiplied by the sum of (1) the named executive officer’s annual base salary plus (2) the named executive officer’s target annual cash incentive. No pro rata bonus for calendar year 2022 is reflected in this table, as the actual annual incentive earned by each named executive officer for calendar year 2022 is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
Reflects severance payment equal to 3.0 times, in the case of Mr. Ruffalo, or 2.0 times, in the case of the other named executive officers, the executive’s base salary and target annual bonus. No pro rata bonus for calendar year 2022 is reflected in this table, as the actual annual incentive earned by each named executive officer for calendar year 2022 is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)
Reflects payment for health coverage equal to monthly cost to provide group medical, dental, vision and/or prescription drug plan benefits sponsored by the Company and maintained by the named executive officer as of the date of the termination multiplied by 18 (24 for Mr. Ruffalo).

(4)
Reflects cash payment equal to the cost of health coverage for 36 months in the case of Mr. Ruffalo, or 24 months in the case of the other executive officers.

(5)
Reflects the value (based upon the fair market value of Company common stock on December 31, 2022) of unvested RSUs that vest upon the designated event.

(6)
Cash severance paid equal 2x Base Salary plus a prorated amount for days worked in 2023.

(7)
Reflects the value (based upon the fair market value of Company common stock on January 5, 2023) of both vested RSUs and PSUs.

49    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment including accrued salary, vacation pay, regular pension benefits, welfare benefits and 401(k) and nonqualified deferred compensation distributions. Amounts that would be distributed pursuant to our SERP for retirement eligible executives are indicated in the Nonqualified Deferred Compensation Plan table above.
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in this proxy statement.
COMPENSATION COMMITTEE
William Bradley Southern (Chairman)
Tracey H. Cook
William D. Gehl
Mark J. Gliebe
Mary L. Howell
Linda I. Knoll
Glen E. Tellock
This Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

50    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Pay Versus Performance Disclosure
Provided below is the Company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:
●
A list of the most important measures that our Compensation Committee used in 2022 to link a measure of pay calculated in accordance with Item 402(v) (referred to as “compensation actually paid”, or CAP) to Company performance.

●
A table that compares the total compensation of our named executive officers’ (“NEO”) as presented in the Summary Compensation Table (“SCT”) to CAP and that compares CAP to specified performance measures; and

●
Graphs that describe:

◦
the relationships between CAP and our cumulative total shareholder return (“TSR”), GAAP Net Income, and our Company selected measure, of Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).

◦
the relationship between our TSR and the TSR of the S&P 600 Industrials Sector (“Peer Group TSR”).

Salary, Bonus, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings and All Other Compensation are each calculated in the same manner for purposes of both CAP and SCT. The table below shows the primary difference between the calculation of CAP and SCT total compensation:
	SCT Total	CAP
Stock Awards	Grant date fair value of stock awards granted during the year	Year over year change in the fair value of stock awards that are unvested as of the end of the year, or vested or were forfeited during the year(1)

(1)
Includes any dividends paid on equity awards in the fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the executives or how our Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Committee has not used CAP as a basis for making compensation decisions, nor does it use GAAP Net Income or Peer Group TSR for purposes of determining incentive compensation. Please refer to our Compensation Discussion and Analysis on pages 30 to 49 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.
Our Most Important Metrics Used for Linking Pay and Performance. As required by Item 402(v), below are the most important metrics our Committee used to link executive pay to performance for 2022. Our stock price performance, as reflected by our absolute TSR, directly impacts the value of the equity compensation awards we grant to executive officers. Each of the other metrics below are used for purposes of determining payouts under either our annual executive cash incentive program or our executive long-term incentive program.
●
Adjusted EBITDA

●
Relative TSR compared to Peers

●
Return on Invested Capital

Adjusted EBITDA is believed to correlate strongly with shareholder returns. Accordingly, Adjusted EBITDA is the Company-selected measure included in the table and graphs that follow.

51    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Pay Versus Performance Table
In accordance with Item 402(v), we provide below the tabular disclosure for the Company’s President and Chief Executive Officer (“CEO”) (our Principal Executive Officer) and the average of our NEOs other than the CEO for 2022, 2021 and 2020.

Year	Summary Compensation Table Total for Barry A. Ruffalo(1) ($)	Compensation Actually Paid to Barry A. Ruffalo(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)(5)	Adjusted EBITDA ($ Million)(6)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	4,245,485	1,009,177	1,211,633	394,458	99.59	127.72	(0.6)	70.8
2021	3,469,725	4,281,031	1,160,498	1,377,772	167.78	140.98	15.9	65.1
2020	2,678,565	4,741,464	1,064,315	1,390,604	139.28	111.97	46.0	81.7

(1)
Barry A. Ruffalo was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
Rebecca A. Weyenberg	Rebecca A. Weyenberg	Rebecca A. Weyenberg
Timothy A. Averkamp	Timothy A. Averkamp	Timothy A. Averkamp
Jaco G. van der Merwe	Jaco G. van der Merwe	Jaco G. van der Merwe
Stephen C. Anderson	Anshu Pasricha	Anshu Pasricha
Jeffrey Schwarz

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Barry A. Ruffalo ($)	Exclusion of Stock Awards for Barry A. Ruffalo ($)	Inclusion of Equity Values for Barry A. Ruffalo ($)	Compensation Actually Paid to Barry A. Ruffalo ($)
2022	4,245,485	(2,551,341)	(684,967)	1,009,177
2021	3,469,725	(2,252,455)	3,063,761	4,281,031
2020	2,678,565	(1,308,392)	3,371,291	4,741,464
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,211,633	(493,598)	(323,577)	394,458
2021	1,160,498	(610,237)	827,511	1,377,772
2020	1,064,315	(514,491)	840,780	1,390,604

52    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Barry A. Ruffalo ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Barry A. Ruffalo ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Barry A. Ruffalo ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Barry A. Ruffalo ($)	Total — Inclusion of Equity Values for Barry A. Ruffalo ($)
2022	1,789,045	(1,703,899)	(770,113)	—	(684,967)
2021	2,050,621	605,432	407,708	—	3,063,761
2020	2,974,188	280,401	116,702	—	3,371,291
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total — Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	346,123	(477,019)	(192,681)	—	(323,577)
2021	555,385	161,814	110,312	—	827,511
2020	819,532	27,590	4,210	(10,552)	840,780

(4)
The Peer Group TSR set forth in this table utilizes the S&P 600 SmallCap Industrials index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P 600 SmallCap Industrials index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
Net income values in this table reflect immaterial revisions to previously issued consolidated financial statements that we filed in our Form 10-Q for the fiscal quarter ended March 31, 2022.

(6)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. Adjusted EBITDA, a non-GAAP measure, is defined above under the caption “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentive Compensation.” The values in this table reflect changes resulting from immaterial revisions to previously issued consolidated financial statements that we filed in our Form 10-Q for the fiscal quarter ended March 31, 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

53    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Relationship Between Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.
PEO and Average NEO Compensation Actually Paid
Versus Company TSR
Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the three most recently completed fiscal years.
PEO and Average NEO Compensation Actually Paid
Versus Net Income

54    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Relationship Between Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the three most recently completed fiscal years.
PEO and Average NEO Compensation Actually Paid
Versus Adjusted EBITDA
Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the S&P 600 SmallCap Industrials index over the same period.
Comparison of Cumulative TSR of the Company
and S&P 600 SmallCap Industrials Index

55    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2022 to Company performance. The measures in this table are not ranked.
Adjusted EBITDA
Return on Invested Capital
Relative TSR
Working Capital Turnover

56    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2022 (in thousands, except weighted average share price):
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(3)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	527	$—	947
Equity compensation plans not approved by security holders(2)	28	—	57
Total	555	$—	1,004

(1)
Our 2021 Equity Incentive Plan and 2011 Equity Incentive Plan

(2)
Our Amended and Restated Non-Employee Directors Stock Incentive Plan

(3)
Includes only restricted stock units, performance stock units and deferred stock units outstanding under equity compensation plans, as no options, stock warrants or other rights were outstanding as of December 31, 2022

(4)
Restricted stock units, performance stock units and deferred stock units do not have an associated exercise price. As such, these awards are not reflected in Column (b).

Equity Compensation Plans Not Approved by Security Holders

Our Amended and Restated Non-Employee Directors Compensation Plan provides that annual retainers payable to our non-employee directors will be paid in the form of cash, unless the director elects to receive the annual retainer in the form of common stock, which may, at the director’s option, be received on a deferred basis. If the director elects to receive Common Stock, whether on a current or deferred basis, the number of shares to be received is determined by dividing the dollar value of the annual retainer by the fair market value of the Common Stock on the date the retainer is payable. If the director elects to defer the issuance of Common Stock awards, they are entitled to dividend equivalents, which are subject to the same forfeiture, transfer restrictions and deferral terms as apply to the award to which they relate.

57    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
PROPOSAL 2: ADVISORY
VOTE ON EXECUTIVE
COMPENSATION
This proposal provides our shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers (commonly known as a “say-on-pay” proposal), as required by Section 14A of the Exchange Act.
As discussed in the Compensation Discussion and Analysis beginning on page 34, we have designed our executive compensation program to attract and retain key executives who are critical to our future success and the creation of shareholder value. We believe that both short-term and long-term incentive compensation opportunities provided to executive officers are directly aligned with our performance, and that our compensation program is structured to ensure that a significant portion of executives’ compensation opportunities is directly related to achievement of financial and operational goals and other factors that impact shareholder value.
The Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under Executive Compensation beginning on page 41, and to cast a vote to approve the Company’s executive compensation programs through the following resolution:
“Resolved, that the shareholders approve the compensation of the Company’s named executive officers, including the Company’s compensation philosophy, practices and principles, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables and any narrative compensation disclosure contained in this Proxy Statement.”
While the vote does not bind the Board to any particular action, the Board values the input of our shareholders and will take into account the outcome of this vote in considering future compensation decisions.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

58    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF ADVISORY SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION
This proposal provides our shareholders with the opportunity to cast a non-binding, advisory vote on the frequency with which the Company will seek an advisory vote on the compensation of the Company’s named executive officers (commonly known as a “say-on-pay” proposal) as required by Section 14A of the Exchange Act. The Exchange Act also requires the Company to seek such a non-binding advisory vote from its shareholders every six years. In casting your advisory vote, you may indicate whether you prefer that we seek an advisory vote every one, two or three years. You may also abstain from voting on this matter.
The Company last sought a non-binding advisory vote from its shareholders on the frequency of seeking the “say-on-pay” vote at its 2017 Annual Meeting of shareholders. Based on voting results from the 2017 Annual Meeting of shareholders, and consistent with the Company’s recommendation at that time, “say-on-pay” votes currently occur every year. We believe that annual “say-on-pay” votes provide a high level of accountability and direct communication between the Company and its shareholders by enabling the shareholders to respond promptly to the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. While the vote does not bind the Board to any particular action, the Board values the input of our shareholders and will take into account the outcome of this vote in considering the frequency with which the Company will seek an advisory vote on the compensation of the Company’s named executive officers. Therefore, subject to the outcome of the shareholder advisory vote on this Proposal 3, the Board may choose to seek an advisory vote on the compensation of the Company’s named executive officers on a different frequency. It is expected that the next “say-on-pay” frequency vote will occur at the 2029 Annual Meeting of shareholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSAL THAT THE COMPANY OBTAIN AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS EVERY YEAR.

59    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. The Board of Directors recommends ratification of the Audit Committee’s appointment of Deloitte.
The selection of Deloitte as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the appointment of Deloitte to the Company’s shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the Audit Committee. The Sarbanes-Oxley Act of 2002 requires that the Audit Committee be directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Deloitte and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.
A representative of Deloitte is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement if desired and will be available to respond to stockholder questions.
On March 2, 2023, the Audit Committee approved the engagement of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, replacing KPMG LLP, the Company’s prior accounting firm.
KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through March 2, 2023, there were (i) no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference thereto in its reports, and (ii) no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).
During the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through March 2, 2023, neither the Company nor anyone on its behalf has consulted with Deloitte regarding:
●
the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue;

●
any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; and

●
any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

60    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
REPORT OF THE
AUDIT COMMITTEE
Decisions and recommendations regarding the financial reporting procedures of the Company are made by the Audit Committee of the Board of Directors, which was comprised of (a) Directors Cook, Baker, Dorey, Sansom, and Tellock from January 2022 through April 2022, (b) Directors Cook, Baker, Dorey and Tellock through November 2022, and (c) Directors Cook, Baker, Dorey, Gliebe, Jain and Tellock through year-end. The following report is not subject to incorporation by reference in any filings made by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
We, as a committee of the Board of Directors, oversee the Company’s financial reporting process on behalf of the Board of Directors. We operate under a written charter adopted by the Board of Directors. This report reviews the actions we have taken with regard to the Company’s financial reporting process during calendar year 2022 and the Company’s audited consolidated financial statements as of and for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
In March 2004, the Board also designated us to serve as the Company’s Qualified Legal Compliance Committee, or QLCC, in accordance with SEC rules and regulations. In our capacity as the QLCC, we are responsible for handling reports of a material violation of the securities laws or a breach of a fiduciary duty by the Company, its officers, directors, employees, or agents. In our capacity as the QLCC, we have the authority and responsibility to inform the Company’s Chief Executive Officer of any violations. We can determine whether an investigation is necessary and can take appropriate action to address these reports. If an investigation is deemed necessary or appropriate, we have the authority to notify the Board, initiate an investigation and retain outside experts.
We are composed solely of independent directors, as that term is defined in Rule 5605(a)(2) of the Nasdaq Rules, and as independence for audit committee members is defined in the Nasdaq Rules. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates. Mr. Baker, Ms. Cook and Mr. Tellock have been designated by the Board as our financial experts.
The Company’s management has the primary responsibility for the Company’s consolidated financial statements and reporting process, including the systems of internal controls. The Company’s outside auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing reports thereon. Our responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the independent auditors to serve as the Company’s independent registered public accounting firm for the coming year.
We have implemented procedures to ensure that during the course of each year, we devote the attention that we deem necessary or appropriate to fulfill our oversight responsibilities under our charter. To carry out our responsibilities, we met ten times during calendar year 2022.
In fulfilling our oversight responsibilities, we reviewed and discussed with management the audited consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.
We reviewed with the Company’s independent registered public accounting firm during calendar year 2022, KPMG LLP, as to their judgments about the quality (rather than just the acceptability) of the Company’s accounting principles. We discussed with KPMG LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board AS No. 1301 (Communication with Audit Committees). In addition, we discussed with KPMG LLP their independence from management and the Company, and we received and discussed with KPMG LLP the written disclosures and the letter from KPMG LLP required by the Public Company Accounting Oversight Board regarding their communications with us regarding their independence. We also considered whether the provision of services during calendar year 2022 by KPMG LLP that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of the Company’s interim consolidated financial statements during calendar year 2022 was compatible with maintaining KPMG LLP’s independence with respect to the time it was performing services for the Company.
Additionally, we discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plan for their respective audits. We met with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.

61    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE
Tracey H. Cook, Chair
James B. Baker
William G. Dorey
Mark J. Gliebe
Nalin Jain
Glen E. Tellock
March 16, 2023

62    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
AUDIT MATTERS
KPMG LLP (“KPMG”) has served as the Company’s independent registered public accounting firm since January 1, 2015. The Audit Committee has selected Deloitte & Touche LLP to audit our 2023 financial statements.
Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the fees for services rendered by KPMG LLP for the years ended December 31, 2022 and 2021. The Audit Committee is involved in the negotiations related to the fees paid to KPMG LLP, and all audit-related, tax and other fees for services provided by KPMG LLP to the Company during the last two fiscal years and disclosed in the table below were reviewed and pre-approved by the Audit Committee in accordance with its charter.
	2022	2021
Audit Fees(1)	$3,296,333	$2,937,348
Audit-Related Fees	—	—
Tax Fees(2)	$200,717	$103,491
All Other Fees	—	—
Total	$3,497,050	$3,040,839

(1)
Audit fees include the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements, of management’s assessment of internal controls over financial reporting and of the effectiveness of these controls included in its Form 10-K filings, for reviews of the Company’s quarterly condensed consolidated financial statements included in its Form 10-Q filings and for services that are normally provided by the independent registered public accounting firm in connection with regulatory filings for the relevant years, in each case, for the applicable year.

(2)
Tax fees primarily include fees associated with routine tax compliance and consulting services.

Audit Fee Approval

The Company’s Audit Committee preapproved all audit fees, audit related fees and tax fees that were paid to KPMG in years 2022 and 2021.
Audit Committee Pre-Approval Policy

Since October 24, 2002, the Company’s Audit Committee has approved all fees for audit and non-audit services of the Company’s independent registered public accounting firm prior to engagement. It is the policy of the Audit Committee, as set forth in the Audit Committee charter, to pre-approve, to the extent required by applicable law, all audit and non-audit services provided to the Company by its independent registered public accounting firm. In accordance with applicable law, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant the required pre-approvals for any engagement that does not exceed one-hundred thousand dollars ($100,000).
Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by KPMG for the year ended December 31, 2022. The Audit Committee has determined that the services rendered, and the fees billed in 2022 that were not related to the audit of the Company’s consolidated financial statements are compatible with the independence of KPMG as the Company’s independent registered public accounting firm.

63    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
STOCK OWNERSHIP OF
CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to beneficial ownership of Company’s Common Stock as of February 24, 2023, by the following individuals or groups:
●
each of our current directors, nominees for director, and Named Executive Officers individually;

●
all our directors and executive officers as a group; and

●
each person (or group of affiliated persons) known by us to own beneficially more than 5% of our outstanding Common Stock.

The percentage of beneficial ownership of Common Stock is based on 22,648,684 shares deemed outstanding as of February 24,
2023. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of the outstanding shares of our Common Stock pursuant to Section 13(d) or 13(g) of the Exchange Act, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information that we considered to be accurate and complete. We have determined beneficial ownership in accordance with the rules of the SEC. Except as otherwise indicated, we believe, based on information furnished to us, that the beneficial owners of the Common Stock listed below have sole voting power and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

Name and Address(l)	Shares Beneficially Owned(2)	Percent of Class
Directors, Nominees and Named Executive Officers:
Barry A. Ruffalo		*
Rebecca A. Weyenberg	26,311(3)	*
Timothy A. Averkamp	16,328(4)	*
Jaco van der Merwe	27,353(5)	*
Anshu Pasricha	5,911(6)	*
James B. Baker	17,866	*
Tracey H. Cook	8,539(10)	*
William G. Dorey	28,680(10)	*
William D. Gehl	12,207(7)(10)	*
Mark L. Gliebe	1,231(9)	*
Mary L. Howell	8,539(10)	*
Nalin Jain	1,231(9)	*
Linda I. Knoll	2,803(10)	*
Charles F. Potts	7,116(8)	*
William Bradley Southern	8,539(10)	*
Glen E. Tellock	21,496(10)	*
All directors, nominees and executive officers as a group		0.86%
* Less than 1%
5% Shareholders
BlackRock, Inc.	4,293,372(11)	19.0%
Vanguard Group, Inc.	2,543,674(12)	11.2%
Victory Capital Management Inc.	1,777,218(13)	7.8%
Gabelli Funds, Inc.	1,736,406(14)	7.7%
Dimensional Fund Advisors LP	1,451,252(15)	6.4%

(1)
Except as otherwise noted, the address of each beneficial owner listed in the table is c/o Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421.

(2)
The amounts of the Company’s Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of

64    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
Common Stock, unless otherwise indicated. As indicated, certain of the shares included are beneficially owned by the holders by virtue of their ownership of rights to acquire such shares pursuant to deferred stock rights and restricted stock units. Unless indicated in the table, the number of shares included in the table as beneficially owned by a director, nominee or officer does not exceed one percent of the Common Stock of the Company outstanding on February 24, 2023.
(3)
Beneficially owned shares include 6,164 of RSUs that convert to shares of Common stock within 60 days of February 24, 2023.

(4)
Beneficially owned shares include 4,441 of RSUs that convert to shares of Common stock within 60 days of February 24, 2023.

(5)
Beneficially owned shares include 6,834 of RSUs that convert to shares of Common stock within 60 days of February 24, 2023.

(6)
Beneficially owned shares include 1,508 of RSUs that convert to shares of Common Stock within 60 days of February 24, 2023 and 988 deferred stock units, each of which represents the right to receive one share of Common Stock within 30 days of termination.

(7)
Includes 18,302 deferred stock units, each of which represents the right to receive one share of Common Stock within 30 days of termination of service as a director.

(8)
Includes 15,414 deferred stock units, each of which represents the right to receive one share of Common Stock within 30 days of termination of service as a director.

(9)
Beneficially owned shares include 1,231 RSUs that convert to Common stock within 60 days of February 24, 2023.

(10)
Beneficially ownership shares include 2,803 RSUs that convert to Common stock within 60 days of February 24, 2023.

(11)
The number of shares reported and the information included in this footnote were derived from a Schedule 13G/A filed with the SEC on January 26, 2023 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. beneficially owns 4,293,372 shares, with sole dispositive power over all such shares and sole voting power over 4,206,989 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(12)
The number of shares reported and the information included in this footnote were derived from a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group. According to the Schedule 13G/A, The Vanguard Group, Inc. beneficially owns 2,543,674 shares, with sole voting power over 0 shares, shared voting power over 15,286 shares, sole dispositive power over 2,506,533 shares, and shared dispositive power over 37,141 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(13)
The number of shares reported and the information included in this footnote were derived from a Schedule 13G filed with the SEC on January 31, 2023 by Victory Capital Management Inc. (“Victory”). According to the Schedule 13G, Victory, a registered investment adviser, may be deemed to have beneficial ownership of 1,777,218 shares, which are held by certain investment companies, trusts and accounts for which Victory serves as investment manager, adviser or sub-adviser. Victory has sole dispositive power over all such shares and sole voting power over 1,766,589 shares. The address for Victory is 4900 Tiedeman Rd., 4th Floor, Brooklyn, Ohio 44144.

(14)
The number of shares reported and the information included in this footnote were derived from separate Schedule 13F-HRs filed with the SEC on February 13, 2023 by Gabelli Funds LLC (“Gabelli”), GAMCO Investors, Inc. et al (“GAMCO”), Teton Advisors, Inc. (“Teton”). According to the Schedule 13F-HRs filed, Gabelli beneficially owns 518,600 shares, with sole voting and dispositive power over all such shares; GAMCO beneficially owns 1,025,806 shares with sole dispositive power over all such shares and sole voting power over 998,506 shares; Teton beneficially owns 192,000 shares, with sole voting and dispositive power over all such shares. The address for each of Gabelli, GAMCO and Teton is One Corporate Center, Rye, New York 10580.

(15)
The number of shares reported and the information included in this footnote were derived from a Schedule 13G/A filed with the SEC on February 10, 2023 by Dimensional Fund Advisors LP (“Dimensional”). According to the Schedule 13G/A, Dimensional, a registered investment adviser, may be deemed to have beneficial ownership of 1,451,252 shares, which are held by certain investment companies, trusts and accounts for which Dimensional serves as investment manager, adviser or sub-adviser. Dimensional has sole dispositive power over all such shares and sole voting power over 1,422,695 shares. Dimensional disclaims beneficial ownership of all such shares. The address for Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

DELINQUENT
SECTION 16(a)
REPORTS
Section 16(a) of the Exchange Act, as amended, requires the Company’s directors, executive officers and persons who own beneficially more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership of such stock with the SEC. In addition, Item 405 of Regulation S-K requires the Company to identify in this Proxy Statement any person that may have failed to file a Section 16(a) form in a timely manner. Based solely upon reports filed with the SEC by each such person, the Company believes that its directors, executive officers and greater than 10% shareholders timely complied with all applicable Section 16(a) filing requirements during calendar year 2022, except that Mark Gliebe filed one late Form 3 and one late Form 4 reporting one transaction; Nalin Jain filed one late Form 3 and one late Form 4 reporting two transactions; Barry Ruffalo filed two late Form 4s reporting a total of three transactions; Rebecca Weyenberg, Timothy Averkamp and Jaco van der Merwe each filed two late Form 4s reporting a total of two transactions; Anshu Pasricha, Jamie Palm and Matthew Litchfield Sr. each filed one late Form 4 reporting one transaction. All late filings were due to administrative oversight and related to compensatory transactions between the Company and the respective director or executive officer; no market transactions in Company stock were reported late.

65    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2023
CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS
The SEC’s rules permit us to deliver a single copy of the Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2022 and proxy card with postage-paid envelope), as applicable, to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2022 and proxy card with postage-paid envelope), as applicable, to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. If printed copies of proxy materials are requested, we will still send each shareholder an individual proxy card.
If you did not receive an individual copy of the Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2022 and proxy card with postage-paid envelope), as applicable, we will send copies to you if you contact us at General Counsel, Corporate Secretary & Chief Compliance Officer, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. Shareholders who hold Common Stock through a broker, dealer, bank or other entity, who share an address and are receiving multiple copies of annual reports or proxy statements or notices of availability and who prefer to receive a single copy of such material, either now or in the future, can request delivery of a single copy of a proxy statement, annual report and/or or notice of availability, as requested, by contacting such broker, dealer, bank or other entity.

OTHER MATTERS
Management does not know of any other matters to be brought before the meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy appointment and this Proxy Statement properly come before the meeting, the persons appointed as proxies will vote thereon in accordance with their best judgment.
ANNUAL REPORT
The Company’s consolidated financial statements and other financial information for the year ended December 31, 2022 may be found in the Company’s Annual Report for calendar year 2022, which has been made available to all shareholders. The Annual Report for calendar year 2022 does not form any part of the material for the solicitation of proxies. Our Annual Report and Proxy Statement will also be available on the web prior to our Annual Meeting. Once posted, you will be able to access, view and download this Proxy Statement and Annual Report for calendar year 2022 on the web at http://www.viewproxy.com/astec/2023
ANY SHAREHOLDER WHO HAS NOT RECEIVED A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, AS FILED WITH THE SEC SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE DIRECT YOUR WRITTEN REQUEST TO THE GENERAL COUNSEL, CORPORATE SECRETARY & CHIEF COMPLIANCE OFFICER, ASTEC INDUSTRIES, INC. AT 1725 SHEPHERD ROAD, CHATTANOOGA, TENNESSEE 37421.

ASTEC INDUSTRIES, INC.Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be Held Virtually on April 25, 2023You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The Notice and Proxy Statement are available athttp://www.viewproxy.com/astec/2023If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before April 18, 2023 to facilitate timely delivery.Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.To the Stockholders of Astec Industries, Inc,The 2023 Annual Meeting of Stockholders of Astec Industries, Inc. will be held virtually on April 25, 2023 at 3:00 p.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://viewproxy.com/astec/2023preview/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on April 22, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING” - “How can I attend the virtual Annual Meeting?” and “How do I vote?”Voting Items1. To elect or re-elect as directors the nominees listed below:Nominees:01. William D. Gehl02. Mark J. Gleibe 03. Nalin Jain 04. Jaco G. Van Der Merwe2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.3. To vote, on an advisory basis, on a non-binding resolution on the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years.4. To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for calendar year 2022.The proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2, 3 and 4. VIRTUAL CONTROL NUMBERINTERNETTELEPHONEE-MAILThe Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.Material for this annual meeting and future meetings may be requested by one of the following methods:To view your proxy materials online, go to http://www.viewproxy.com/astec/2023Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com* If requesting material by e-mail, please send a blank e-mail with the company name and your11 digit Virtual Control Number (located below) in the subject line. No other requests, Instructions or other inquiries should be included with your e-mail requesting material.You must use the 11 digit Virtual Control Number located in the box below.

ASTEC INDUSTRIES, INC.1725 Shepard RoadChattanooga, TN 37421PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you for review at:http://www.viewproxy.com/astec/2023• 2023 Notice of Annual Meeting and Proxy Statement• 2022 Annual ReportACCESSING YOUR PROXY MATERIALS ONLINEHave this notice available when you request a paper copy of theproxy materials or to vote your proxy electronically.You must reference your Virtual Control Number to vote by Internetor request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Materials On The Internet.You Will Be Asked To Follow The Prompts To Vote Your Shares.Your electronic vote authorizes the named proxies to vote your shares in thesame manner as if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALSBy telephone please call 1-877-777-2857orBy logging onto http://www.viewproxy.com/astec/2023orBy email at: requests@viewproxy.comPlease include the company name and your Virtual Control Number in the e-mail subject line.

ASTEC INDUSTRIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints William D. Gehl and Anshu Pasricha and each of them, with individual power of substitution proxies to vote all shares of the common stock of Astec Industries, Inc. (the “Company”) that the undersigned may be entitled to vote at the Annual Meeting of shareholders of the Company to be held virtually at https://viewproxy. com/astec/2023/htype.asp by internet webcast at 10:00 a.m., Eastern Time on April 25, 2023, and any adjournment or postponement thereof as listed on reverse side. For participants in the Company’s 401(k) Retirement Plan, as amended and restated (“Plan”), this card also provides voting instructions to the Trustee under the Plan for the undersigned’s allowable portion, if any, of the total number of shares of Common Stock of the Company held by such Plan as indicated on the reverse side hereof. These voting instructions are solicited and will be carried out in accordance with the applicable provisions of the Plan. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE; FOR PROPOSAL 2 AND 4; FOR “ONE YEAR” ON PROPOSAL 3 AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 25, 2023. The Proxy Statement and our 2022 Annual Report to Shareholders are available at: http://www.viewproxy.com/astec/2023 22393 Astec Industries PC (AAL).indd 1   3/14/2023 2:31:51 PM

Please mark your votes like this x
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL NOMINEES ON THE FOLLOWING PROPOSAL:
1. To re-elect as directors For Withhold For the nominees listed below: Authority All Nominees: To Vote For Except 01. William D. Gehl 02. Mark J. Gliebe 03. Nalin Jain 04. Jaco G. van der Merwe THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL: 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. £ FOR £ AGAINST £ ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “ONE YEAR” FOR THE FOLL OWING PROPOSAL: 3. To vote, on an advisory basis, on a non-binding resolution on the frequency with which shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years. £ FOR “ONE” YEAR £ FOR “TWO” YEARS £ FOR “THREE” YEARS £ ABSTAIN Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) CONTROL NUMBER THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL: 4. To ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for calendar year 2023. £ FOR £ AGAINST £ ABSTAIN Please indicate if you plan
to attend this meeting. Yes No Date:                                    Signature                   Signature (if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. tCONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone INTERNET Vote Your Proxy on the Internet: Go to www.fcrvote.com/ASTE Have your proxy card available when you access the above -website. Follow the prompts to vote your shares. TELEPHONEVote Your Shares by Phone: Call 1 (866) 402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. 22393 Astec Industries PC (AAL).indd 2 3/14/2023 2:31:52 PM